UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21037

Name of Fund: BlackRock New York Municipal Bond Trust (BQH)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York

             Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2019

Date of reporting period: 02/28/2019

Item 1 – Report to Stockholders

FEBRUARY 28, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock Massachusetts Tax-Exempt Trust (MHE)

BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Quality Trust (BSE)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended February 28, 2019, concerns about a variety of political risks and a modest slowdown in global growth led to modest positive returns for the U.S. equity and bond markets. Though the market’s appetite for risk remained healthy for most of the reporting period, risk taking declined sharply in late 2018.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates declined slightly. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment-grade and high-yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. At its most recent meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation and modest economic growth give the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 because the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. We expect profit margins to continue to contract, which tends to happen late in the business cycle.

In addition, trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. As Brexit moves forward, the U.K. and the European Union may face significant obstacles. Most recently, Britain’s Parliament voted to extend the deadline for the separation, as policy makers continue to seek the least disruptive ways to disentangle Europe’s second-largest economy from the European Union. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 28, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.04)%	4.68%
U.S. small cap equities (Russell 2000® Index)	(8.86)	5.58
International equities (MSCI Europe, Australasia, Far East Index)	(3.58)	(6.04)
Emerging market equities (MSCI Emerging Markets Index)	0.33	(9.89)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.04
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	2.57	4.02
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.99	3.17
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	4.03
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.00	4.31
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended February 28, 2019

Municipal Market Conditions

Municipal bonds experienced positive performance during the period, despite challenged total returns during most of 2018 as interest rates moved higher on the back of continued Fed policy normalization, fiscal stimulus, strong economic growth, and increased U.S. Treasury issuance. Performance turned stronger late in the year, with interest rates rallying as the Fed began to indicate a pivot from forecast based to data driven policy and the potential for a slower pace of future rate hikes. During the period, demand for the asset class remained firm, although it displayed some bouts of volatility. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended February 28, 2019, municipal bond funds experienced net inflows of approximately $14.4 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance underwhelmed from a historical perspective at $323 billion (below the $389 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This shift transitioned the market from an existing net positive supply environment to a much more favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

S&P Municipal Bond Index
Total Returns as of February 28, 2019
6 months: 2.21%
12 months: 4.03%

A Closer Look at Yields

From February 28, 2018 to February 28, 2019, yields on AAA-rated 30-year municipal bonds decreased by eight basis points (“bps”) from 3.06% to 2.98%, while ten-year rates decreased by 37 bps from 2.47% to 2.10% and five-year rates decreased by 30 bps from 1.97% to 1.67% (as measured by Thomson Municipal Market Data). The municipal yield curve flattened modestly over the 12-month period with the spread between two- and 30-year maturities flattening by 14 bps, led by 43 bps of flattening between two- and ten-year maturities. Notably, the municipal yield curve remains nearly 2.5 times steeper than the U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries, driven by the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income, incremental yield, and tax shelter in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Standard & Poor’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of February 28, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trusts’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Trust Summary as of February 28, 2019	BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the Trust’s investment adviser at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2019 ($13.92)(a)	4.09%
Tax Equivalent Yield(b)	7.65%
Current Monthly Distribution per Common Share(c)	$0.0474
Current Annualized Distribution per Common Share(c)	$0.5688
Economic Leverage as of February 28, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BZM(a)(b)	1.70%	1.13%
Lipper Other States Municipal Debt Funds(c)	2.86	1.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly in September and October, municipal bonds recovered to post a positive total return for the full six-month period. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Maryland municipal bonds finished slightly ahead of the national index. Scarcity of issuance was an important driver of positive relative returns, although the state’s BBB rated and high yield issues underperformed somewhat. Demand for Maryland’s debt remained robust due to the state and local tax cap instituted in the 2017 federal tax reform bill.

The Trust benefited from its positions in the health care and education sectors. Positions in higher-quality AA and A rated bonds, which outperformed the lower-rated categories, were a further plus. Conversely, the Trust’s allocations to high-yield issues (those with ratings of BB and below) detracted.

Positions in bonds with maturities between three and ten years, which significantly outperformed longer-term issues during the period, were notable contributors to performance.

The Trust’s holdings in securities with shorter call dates also outperformed, reflecting the high demand for their relatively shorter duration in the latter part of the period. (Duration is a measure of interest rate sensitivity.)

Portfolio income, enhanced by leverage, was a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of rising bond prices.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock Maryland Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$13.92	$14.04	(0.85)%	$14.60	$12.61
Net Asset Value	14.69	14.90	(1.41)	14.90	14.41

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/19		08/31/18
Health	33%		29%
County/City/Special District/School District	19		16
Education	16		19
Transportation	14		13
Utilities	9		13
Housing	7		8
Corporate	1		1
State	1		—
Tobacco	—	(a)	1

(a)	Representing less than 1% of the Fund’s total investments.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	10%
2020	3
2021	8
2022	22
2023	2

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	02/28/19	08/31/18
AAA/Aaa	8%	7%
AA/Aa	28	29
A	30	30
BBB/Baa	13	15
BB/Ba	4	4
B/B	5	5
N/R	12	10

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	7

Trust Summary as of February 28, 2019	BlackRock Massachusetts Tax-Exempt Trust

Trust Overview

BlackRock Massachusetts Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide as high a level of current income exempt from both regular U.S. federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations (including bonds, notes and capital lease obligations). The Trust invests, under normal market conditions, at least 80% of its assets in obligations that are rated investment grade at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from U.S. federal income taxes, including U.S. federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of February 28, 2019 ($12.28)(a)	4.30%
Tax Equivalent Yield(b)	7.95%
Current Monthly Distribution per Common Share(c)	$0.044
Current Annualized Distribution per Common Share(c)	$0.528
Economic Leverage as of February 28, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.9%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MHE(a)(b)	1.40%	1.46%
Lipper Other States Municipal Debt Funds(c)	2.86	1.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly in September and October, municipal bonds recovered to post a positive total return for the full six-month period. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Massachusetts municipal bonds finished slightly ahead of the national index. Scarcity of issuance was an important driver of positive relative returns, although the state’s BBB rated issues underperformed somewhat. Demand for Massachusetts debt remained robust due to the state and local tax cap instituted in the 2017 federal tax reform bill.

The Trust benefited from its positions in the tax-backed state and education sectors. In the latter sector, positions in BBB rated issues were notable contributors. Positions in higher-quality AA and A rated bonds, which outperformed the lower-rated categories, were a further plus. Conversely, the Trust’s allocation to high-yield issues (those with ratings of BB and below) with above-average duration detracted. (Duration is a measure of interest-rate sensitivity.)

Bonds with maturities of three to ten years significantly outpaced longer-term issues. In this environment, the Trust’s positions in pre-refunded bonds outperformed due to their short-dated maturities. Portfolio income, enhanced by leverage, was a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of rising bond prices.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock Massachusetts Tax-Exempt Trust

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$12.28	$12.38	(0.81)%	$12.83	$11.09
Net Asset Value	13.23	13.33	(0.75)	13.33	12.85

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/19		08/31/18
Education	40%		41%
State	24		21
Transportation	15		15
Health	15		15
Housing	4		5
County/City/Special District/School District	2		2
Tobacco	—	(a)	1

(a)	Representing less than 1% of the Fund’s total investments.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	13%
2020	12
2021	8
2022	14
2023	1

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (b)

Credit Rating	02/28/19		08/31/18
AAA/Aaa	6%		7%
AA/Aa	62		60
A	10		11
BBB/Baa	16		15
BB/Ba	—	(a)	1
N/R	6		6

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

TRUST SUMMARY	9

Trust Summary as of February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Quality Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade (as rated or, if unrated, considered to be of comparable quality at the time of investment by the Trust’s investment adviser) New York municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes (“New York Municipal Bonds”), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations with remaining maturities of one year or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of February 28, 2019 ($12.51)(a)	4.27%
Tax Equivalent Yield(b)	8.48%
Current Monthly Distribution per Common Share(c)	$0.0445
Current Annualized Distribution per Common Share(c)	$0.5340
Economic Leverage as of February 28, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MHN(a)(b)	3.54%	2.43%
Lipper New York Municipal Debt Funds(c)	5.06	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly in September and October, municipal bonds recovered to post a positive total return for the full six-month period. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

New York municipal bonds performed in line with the national indexes. While New York continued to benefit from a broad and diverse economic base, a tax revenue shortfall — possibly driven by changes stemming from the federal Tax Cuts and Jobs Act — had an adverse impact on investor sentiment. In addition to making revenue forecasting more of a challenge, the tax-law changes made New York’s tax structure less competitive relative to lower-tax states. The state’s municipal market was also affected by above-average new-issue supply.

Portfolio income, enhanced by leverage, was a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of rising bond prices. However, the increasing cost of leverage — which was a result of the Fed’s interest rate hikes — reduced some of the contribution.

The Trust’s holdings in housing issues performed well due to the sector’s sensitivity to interest-rate movements. Positions in the transportation, tax-backed and education sectors also made positive contributions to performance.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock MuniHoldings New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$12.51	$12.35	1.30%	$12.56	$11.63
Net Asset Value	14.30	14.27	0.21	14.31	13.80

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/19	08/31/18
Transportation	26%	26%
County/City/Special District/School District	17	16
Education	16	16
State	14	19
Utilities	13	12
Health	6	6
Housing	5	2
Corporate	2	2
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	6%
2020	7
2021	14
2022	10
2023	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/19	08/31/18
AAA/Aaa	8%	19%
AA/Aa	57	48
A	23	23
BBB/Baa	7	5
N/R(b)	5	5

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	11

Trust Summary as of February 28, 2019	BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2019 ($13.60)(a)	4.06%
Tax Equivalent Yield(b)	8.06%
Current Monthly Distribution per Common Share(c)	$0.0460
Current Annualized Distribution per Common Share(c)	$0.5520
Economic Leverage as of February 28, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on March 1, 2019, was increased to $0.048 per share. The current yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BQH(a)(b)	6.77%	2.07%
Lipper New York Municipal Debt Funds(c)	5.06	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly in September and October, municipal bonds recovered to post a positive total return for the full six-month period. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

New York municipal bonds performed in line with the national indexes. While New York continued to benefit from a broad and diverse economic base, a tax revenue shortfall — possibly driven by changes stemming from the federal Tax Cuts and Jobs Act — had an adverse impact on investor sentiment. In addition to making revenue forecasting more of a challenge, the tax-law changes made New York’s tax structure less competitive relative to lower-tax states. The state’s municipal market was also affected by above-average new-issue supply.

Portfolio income, enhanced by leverage, was a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of rising bond prices. However, the rising cost of leverage — which was a result of the Fed’s interest rate increases — reduced some of the benefit.

At the sector level, positions in education, project finance and utilities issues helped performance. The Trust benefited from its positions in higher-quality bonds, as its holdings in the AA and A rated categories performed well relative to lower-rated securities.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy had a small, negative effect on returns.

Positions in longer-dated maturities, while producing positive absolute returns, underperformed shorter-maturity issues.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock New York Municipal Bond Trust

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$13.60	$13.01	4.53%	$13.60	$12.31
Net Asset Value	15.38	15.39	(0.06)	15.40	14.86

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/19	08/31/18
County/City/Special District/School District	24%	23%
Education	20	22
Transportation	17	17
Utilities	12	11
Health	9	10
State	8	7
Housing	5	3
Tobacco	3	3
Corporate	2	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	6%
2020	7
2021	19
2022	14
2023	10

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/19	08/31/18
AAA/Aaa	8%	10%
AA/Aa	51	41
A	21	27
BBB/Baa	6	9
BB/Ba	2	2
B/B	2	1
N/R(b)	10	10

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 4%, respectively, of the Trust’s total investments.

TRUST SUMMARY	13

Trust Summary as of February 28, 2019	BlackRock New York Municipal Income Quality Trust

Trust Overview

BlackRock New York Municipal Income Quality Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its managed assets in municipal obligations exempt from U.S. federal income taxes (including the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests primarily in municipal bonds that are investment grade quality at the time of investment or, if unrated, are determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of February 28, 2019 ($12.59)(a)	3.86%
Tax Equivalent Yield(b)	7.66%
Current Monthly Distribution per Common Share(c)	$0.0405
Current Annualized Distribution per Common Share(c)	$0.4860
Economic Leverage as of February 28, 2019(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BSE(a)(b)	1.50%	2.34%
Lipper New York Municipal Debt Funds(c)	5.06	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly in September and October, municipal bonds recovered to post a positive total return for the full six-month period. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

New York municipal bonds performed in line with the national indexes. While New York continued to benefit from a broad and diverse economic base, a tax revenue shortfall — possibly driven by changes stemming from the federal Tax Cuts and Jobs Act — had an adverse impact on investor sentiment. In addition to making revenue forecasting more of a challenge, the tax-law changes made New York’s tax structure less competitive relative to lower-tax states. The state’s municipal market was also affected by above-average new-issue supply.

Portfolio income, enhanced by leverage, was a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of rising bond prices. However, the rising cost of leverage — which was a result of the Fed’s interest rate increases — reduced some of the benefit.

At the sector level, positions in education, local tax-backed and utilities issues helped performance. The Trust benefited from its higher-quality mandate, as its holdings in the AA and A rated categories performed well relative to lower-rated securities.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy had a small, negative effect on returns.

Positions in longer-dated maturities, while producing positive absolute returns, underperformed shorter-maturity issues.

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock New York Municipal Income Quality Trust

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$12.59	$12.65	(0.47)%	$12.84	$11.84
Net Asset Value	14.40	14.35	0.35	14.41	13.89

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/19	08/31/18
Education	22%	23%
County/City/Special District/School District	20	18
Transportation	17	16
Utilities	17	16
State	12	16
Health	7	7
Housing	4	3
Tobacco	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	4%
2020	3
2021	23
2022	9
2023	14

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/19	08/31/18
AAA/Aaa	12%	17%
AA/Aa	57	50
A	26	27
BBB/Baa	2	2
N/R(b)	3	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

TRUST SUMMARY	15

Trust Summary as of February 28, 2019	BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of February 28, 2019 ($13.10)(a)	4.49%
Tax Equivalent Yield(b)	8.91%
Current Monthly Distribution per Common Share(c)	$0.0490
Current Annualized Distribution per Common Share(c)	$0.5880
Economic Leverage as of February 28, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BFY(a)(b)	4.98%	2.06%
Lipper New York Municipal Debt Funds(c)	5.06	1.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly in September and October, municipal bonds recovered to post a positive total return for the full six-month period. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

New York municipal bonds performed in line with the national indexes. While New York continued to benefit from a broad and diverse economic base, a tax revenue shortfall — possibly driven by changes stemming from the federal Tax Cuts and Jobs Act — had an adverse impact on investor sentiment. In addition to making revenue forecasting more of a challenge, the tax-law changes made New York’s tax structure less competitive relative to lower-tax states. The state’s municipal market was also affected by above-average new-issue supply.

Portfolio income, enhanced by leverage, was a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of rising bond prices. However, the rising cost of leverage — which was a result of the Fed’s interest rate increases — reduced some of the benefit.

At the sector level, positions in tax-backed, utilities and transportation issues helped performance. The Trust benefited from its positions in higher-quality bonds, as its holdings in the AA and A rated categories performed well relative to lower-rated securities.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy had a small, negative effect on returns.

Positions in longer-dated maturities, while producing positive absolute returns, underperformed shorter-maturity issues.

Reinvestment had an adverse effect on the Trust’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock New York Municipal Income Trust II

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$13.10	$12.77	2.58%	$13.15	$12.15
Net Asset Value	14.93	14.97	(0.27)	14.97	14.46

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/19	08/31/18
County/City/Special District/School District	23%	19%
Transportation	20	20
Education	15	17
State	11	13
Utilities	11	11
Health	8	8
Housing	6	5
Tobacco	3	3
Corporate	3	4

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	9%
2020	5
2021	21
2022	6
2023	12

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/19	08/31/18
AAA/Aaa	9%	17%
AA/Aa	49	42
A	26	28
BBB/Baa	5	6
BB/Ba	2	3
B	2	1
N/R(b)	7	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of February 28, 2019 and August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% of the Trust’s total investments.

TRUST SUMMARY	17

Trust Summary as of February 28, 2019	BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality at the time of investment by the Trust’s investment adviser. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of February 28, 2019 ($16.20)(a)	3.96%
Tax Equivalent Yield(b)	7.41%
Current Monthly Distribution per Common Share(c)	$0.0535
Current Annualized Distribution per Common Share(c)	$0.6420
Economic Leverage as of February 28, 2019(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 46.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended February 28, 2019 were as follows:

	Returns Based On
	Market Price	NAV
BHV(a)(b)	0.05%	1.04%
Lipper Other States Municipal Debt Funds(c)	2.86	1.95

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Trust’s absolute performance based on NAV:

After performing poorly in September and October, municipal bonds recovered to post a positive total return for the full six-month period. The initial downturn was largely brought about by concerns that the Fed would raise interest rates aggressively in 2019. However, subsequent signs of slowing growth prompted investors to adjust their expectations in favor of more accommodative Fed policy, sparking a rally across the bond market from early November onward.

Virginia municipal bonds finished slightly ahead of the national index. Scarcity of issuance was an important driver of positive relative returns, although the state’s BBB rated and high yield issues underperformed somewhat. Demand for Virginia’s debt remained robust due to the state and local tax cap instituted in the 2017 federal tax reform bill.

The Trust benefited from its positions in the tax-backed local and pre-refunded/escrow sectors. Conversely, its exposure to the tobacco sector was a modest detractor due to the Food and Drug Administration’s announcement of its intention to ban menthol cigarettes, which could lead to a larger-than-expected decline in consumption and reduced payments in accordance to the Master Settlement Agreement. After initially selling off on the news, tobacco issues regained much of the lost ground by the close of the period. The Trust maintained its position in the sector due to its above-average yields.

Bonds with maturities of three to ten years significantly outpaced longer-term issues. In this environment, the Trust’s positions in pre-refunded bonds outperformed due to their short-dated maturities. The Trust’s allocation to zero-coupon bonds in this part of the yield curve was also a notable outperformer. Positions in higher-quality AA and A rated bonds, which outperformed the lower-rated categories, were a further plus.

Portfolio income, enhanced by leverage, was a key contributor to absolute returns. The use of leverage further aided results by augmenting the effect of rising bond prices.

The Trust sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy had a small, negative effect on returns.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of February 28, 2019 (continued)	BlackRock Virginia Municipal Bond Trust

Market Price and Net Asset Value Per Share Summary

	02/28/19	08/31/18	Change	High	Low
Market Price	$16.20	$16.56	(2.17)%	$19.75	$13.67
Net Asset Value	14.79	14.97	(1.20)	14.97	14.48

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

SECTOR ALLOCATION

Sector	02/28/19	08/31/18
Health	26%	28%
Transportation	25	33
County/City/Special District/School District	19	16
Education	13	12
Housing	8	6
Utilities	4	—
Tobacco	3	3
State	2	1
Corporate	—	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	13%
2020	16
2021	6
2022	10
2023	6

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	02/28/19	08/31/18
AAA/Aaa	10%	7%
AA/Aa	42	39
A	7	11
BBB/Baa	4	4
BB/Ba	2	2
B	3	3
N/R	32	34	(b)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 9% of the Trust’s total investments.

TRUST SUMMARY	19

Schedule of Investments (unaudited) February 28, 2019	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 140.0%

Maryland — 138.5%

Corporate — 1.9%
Maryland EDC, Refunding RB:
CNX Marine Terminals, Inc., 5.75%, 09/01/25	$320	$329,059
Potomac Electric Power Co., 6.20%, 09/01/22	250	250,810

		579,869

County/City/Special District/School District — 24.4%
City of Baltimore Maryland, Refunding RB:
Convention Center Hotel, 5.00%, 09/01/46	750	808,027
East Baltimore Research Park, Series A, 5.00%, 09/01/38	250	262,885
County of Anne Arundel Maryland, GOL, 5.00%, 10/01/43	1,745	2,005,930
County of Anne Arundel Maryland Consolidated, Refunding, Special Tax, Villages of Dorchester and Farmington Project, 5.00%, 07/01/32	500	553,265
County of Anne Arundel Maryland Consolidated, RB, Special Taxing District, Villages at Two Rivers Project, 5.25%, 07/01/44	250	250,798
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 07/01/43(a)	250	250,470
County of Howard Maryland, Tax Allocation Bonds:
Annapolis Junction Town Center Project, 6.10%, 02/15/44	250	254,247
Downtown Columbia Project, Series A, 4.50%, 02/15/47(a)	500	501,170
County of Prince George’s Maryland:
Special Obligation, Remarketing, National Harbor Project, 5.20%, 07/01/34	1,347	1,351,553
Tax Allocation Bonds, Westphalia Town Center Project, 5.25%, 07/01/48(a)	300	305,289
Washington Suburban Sanitary Commission, GO, Consolidated Public Improvement Bonds, Second Series, 4.00%, 06/01/41	875	910,289

		7,453,923

Education — 25.8%
County of Anne Arundel Maryland, Refunding RB, Maryland Economic Development, Anne Arundel Community College Project, 3.25%, 09/01/28	360	369,036
Maryland EDC, Refunding RB:
Towson University Project, 5.00%, 07/01/37	500	520,745
University of Maryland College Park Project (AGM), 5.00%, 06/01/43	1,350	1,503,819
University of Maryland Project, 5.00%, 07/01/39	500	528,815
University Village at Sheppard Pratt, 5.00%, 07/01/33	1,000	1,036,470
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 4.00%, 07/01/39	100	102,169
Goucher College, Series A, 5.00%, 07/01/34	1,000	1,080,950
Johns Hopkins University Project, Series A, 4.00%, 07/01/37	10	10,390
LifeBridge Health Issue, 5.00%, 07/01/34	510	581,058
Loyola University Maryland, Series A, 5.00%, 10/01/39	900	976,671
Maryland Institute College of Art, 5.00%, 06/01/29	500	540,200
Notre Dame Maryland University, 5.00%, 10/01/42	610	626,299

		7,876,622

Health — 50.5%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 01/01/23	250	257,740
City of Rockville Maryland, RB, Ingleside at King Farm Project, Series B, 5.00%, 11/01/42	500	518,460
County of Montgomery Maryland, RB, Trinity Health Credit Group:
5.00%, 12/01/45	750	836,932
4.00%, 12/01/44	750	760,403

Security	Par (000)	Value

Health (continued)
County of Montgomery Maryland, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/40	$1,000	$1,075,440
Maryland Health & Higher Educational Facilities Authority, RB:
Ascension Health Alliance, Series B, 5.00%, 11/15/51	1,000	1,067,480
Medstar Health Issue, Series A, 5.00%, 05/15/42	160	175,941
Trinity Health Credit Group, Series 2017, 5.00%, 12/01/46	250	281,645
University of Maryland Medical System Issue, 4.00%, 07/01/48	300	304,761
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Anne Arundel Health System, 5.00%, 07/01/19(b)	1,000	1,010,720
Charlestown Community Project, 6.25%, 01/01/21(b)	1,000	1,080,450
Charlestown Community, Series A, 5.00%, 01/01/45	500	545,395
Frederick Memorial Hospital, Series A, 4.00%, 07/01/38	1,250	1,260,700
Lifebridge Health Issue, 4.13%, 07/01/47	500	511,455
Medstar Health, Inc., 5.00%, 08/15/42	1,000	1,087,010
Meritus Medical Center Issue, 5.00%, 07/01/40	1,000	1,075,680
Peninsula Regional Medical Center, 5.00%, 07/01/45	700	757,743
University of Maryland, 5.00%, 07/01/35	200	222,948
University of Maryland, 4.00%, 07/01/41	500	507,815
University of Maryland Medical System, 5.13%, 07/01/19(b)	1,000	1,011,280
University of Maryland Medical System, Series A, 5.00%, 07/01/43	1,000	1,075,970

		15,425,968

Housing — 11.3%
County of Howard Maryland Housing Commission, RB, M/F Housing:
Woodfield Oxford Square Apartments, 5.00%, 12/01/42	500	549,665
Columbia Commons Apartments, Series A, 5.00%, 06/01/44	550	583,765
Gateway Village Apartments, 4.00%, 06/01/46	500	503,080
Maryland Community Development Administration, HRB, M/F Housing, Series A, 4.05%, 07/01/42	1,220	1,227,088
Maryland Community Development Administration, RB, M/F Housing, 3.70%, 07/01/35	500	504,510
Maryland Community Development Administration, Refunding RB, S/F Housing, Series A, 4.10%, 09/01/38	100	102,741

		3,470,849

Transportation — 15.1%
Maryland EDC, RB(b):
Term Project, Series B, 5.75%, 06/01/20	500	525,140
Transportation Facilities Project, Series A, 5.75%, 06/01/20	500	525,140
Maryland EDC, Refunding RB, Transportation Facilities Project, Series A, 5.00%, 06/01/35	100	112,681
Maryland State Department of Transportation, RB, Consolidated, 4.00%, 05/15/19(b)	1,000	1,004,900
Maryland State Transportation Authority, RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series A, AMT, 4.00%, 06/01/29	1,925	1,978,226
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington International Thurgood Marshall Airport Project, Series B, AMT, 5.00%, 03/01/23	445	483,947

		4,630,034

Utilities — 9.5%
City of Baltimore Maryland, RB:
Sub-Water Projects, Series A, 5.00%, 07/01/41	100	112,297
Sub-Water Projects, Series A, 5.00%, 07/01/46	495	554,702
Wastewater Project, Series C, 5.00%, 07/01/38	1,000	1,117,220
Water Project, Series A, 5.00%, 07/01/43	1,000	1,112,400

		2,896,619

Total Municipal Bonds in Maryland		42,333,884

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Maryland Municipal Bond Trust (BZM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico — 1.5%

State — 0.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	$3	$2,996
4.75%, 07/01/53	71	65,197
5.00%, 07/01/58	211	200,039

		268,232

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	200	202,088

Total Municipal Bonds — 140.0% (Cost — $41,783,390)		42,804,204

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

Maryland — 10.2%

County/City/Special District/School District — 5.6%
State of Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/42	1,500	1,700,730

Utilities — 4.6%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	1,269	1,422,988

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Maryland		3,123,718

Washington — 7.6%

Transportation — 7.6%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	2,045	2,321,007

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.8% (Cost — $5,418,696)		5,444,725

Total Long-Term Investments — 157.8% (Cost — $47,202,086)		48,248,929

Shares		Value

Short-Term Securities — 2.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.55%(d)(e)	840,471	$840,555

Total Short-Term Securities — 2.8% (Cost — $840,555)		840,555

Total Investments — 160.6% (Cost — $48,042,641)		49,089,484

Other Assets Less Liabilities — 1.4%		423,319

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.8)%		(3,009,354)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (52.2)%		(15,938,872)

Net Assets Applicable to Common Shares — 100.0%		$30,564,577

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended February 28, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	273,831	566,640	840,471	$840,555	$8,333	$138	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Maryland Municipal Bond Trust (BZM)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	5	06/19/19	$610	$3,150
Long U.S. Treasury Bond	15	06/19/19	2,167	24,688
5-Year U.S. Treasury Note	4	06/28/19	458	1,369

				$29,207

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$29,207	$—	$29,207

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(45,538)	$—	$(45,538)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$24,598	$—	$24,598

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,925,152

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$48,248,929	$—	$48,248,929
Short-Term Securities	840,555	—	—	840,555

	$840,555	$48,248,929	$—	$49,089,484

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Maryland Municipal Bond Trust (BZM)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$29,207	$—	$—	$29,207

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(2,999,064)	$—	$(2,999,064)
VRDP Shares at Liquidation Value	—	(16,000,000)	—	(16,000,000)

	$—	$(18,999,064)	$—	$(18,999,064)

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) February 28, 2019	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 152.9%

Massachusetts — 151.3%

County/City/Special District/School District — 3.5%
Town of Holyoke Massachusetts, GO, Refunding, 5.00%, 09/01/26	$1,000	$1,105,950

Education — 59.2%
Massachusetts Development Finance Agency, RB:
Emerson College Issue, Series A, 5.00%, 01/01/47	1,000	1,079,940
Emerson College Issue, Series A, 5.25%, 01/01/42	500	550,615
Foxborough Regional Charter School, Series A, 7.00%, 07/01/20(a)	250	267,485
Merrimack College, 5.00%, 07/01/47	550	588,924
Mount Holyoke College, Series B, 5.00%, 07/01/41	500	532,875
UMass Boston Student Housing Project, 5.00%, 10/01/48	1,000	1,064,070
UMass Darthmouth Student Housing Project, 5.00%, 10/01/48	200	214,786
Wellesley College, Series J, 5.00%, 07/01/42	1,950	2,111,733
Wentworth Institute Technology, 5.00%, 10/01/46	500	540,010
WGBH Educational Foundation, Series A (AMBAC), 5.75%, 01/01/42	650	863,928
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 05/15/59	1,500	1,767,285
Emerson College, 5.00%, 01/01/41	500	533,100
Emerson College, Series A, 5.00%, 01/01/20(a)	200	205,596
Emmanuel College Issue, Series A, 5.00%, 10/01/35	250	274,250
Foxborough Regional Charter School Issue, 5.00%, 07/01/37	150	158,673
International Charter School, 5.00%, 04/15/40	1,000	1,043,680
Series A, 5.00%, 07/01/44	250	275,018
Suffolk University, 4.00%, 07/01/39	500	501,435
Trustees of Deerfield Academy, 5.00%, 10/01/40	1,675	1,751,229
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 01/01/27	1,000	1,117,790
Massachusetts Educational Financing Authority, Refunding RB, Issue J, AMT, 3.50%, 07/01/33	195	195,846
Massachusetts Health & Educational Facilities Authority, RB, Berklee College of Music, Inc., Series A, 5.00%, 10/01/37	70	70,187
Massachusetts Health & Educational Facilities Authority, Refunding RB:
Northeastern University, Series T-2, 5.00%, 10/01/32	500	548,525
Springfield College, 5.63%, 10/15/19(a)	500	512,235
Tufts University, Series M, 5.50%, 02/15/27	1,000	1,252,740
University of Massachusetts Building Authority, RB, Senior-Series 2, 5.00%, 11/01/39	500	547,360

		18,569,315

Health — 22.6%
Massachusetts Development Finance Agency, Refunding RB:
Boston Medical Center, Series E, 4.00%, 07/01/38	500	500,840
Carleton-Willard Village, 5.63%, 12/01/30	500	511,810
New Bridge Charles, Inc., 4.13%, 10/01/42(b)	550	506,170
Partners Healthcare, Series L, 5.00%, 07/01/21(a)	995	1,067,864
Partners Healthcare, Series L, 5.00%, 07/01/36	5	5,321
Wellesley College Issue, Series L, 4.00%, 07/01/44	250	260,447
Western New England University, 5.00%, 09/01/43	500	547,980
Massachusetts Health & Educational Facilities Authority, RB:
Cape Cod Healthcare Obligated Group, Series D (AGC), 5.00%, 11/15/19(a)	1,000	1,023,320
Children’s Hospital, Series M, 5.25%, 12/01/19(a)	600	615,750
Children’s Hospital, Series M, 5.50%, 12/01/19(a)	500	514,045
Southcoast Health Obligation Group, Series D, 5.00%, 07/01/39	500	504,785

Security	Par (000)	Value

Health (continued)
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, Series H, 5.25%, 07/01/38	$1,000	$1,040,320

		7,098,652

Housing — 6.4%
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A:
3.80%, 12/01/43	500	494,340
(FHA), 5.25%, 12/01/35	185	191,871
Massachusetts Housing Finance Agency, Refunding RB, AMT:
Series A, 4.50%, 12/01/47	500	510,040
Series C, 5.00%, 12/01/30	160	160,776
Series C, 5.35%, 12/01/42	645	648,296

		2,005,323

State — 34.5%
Commonwealth of Massachusetts, GO:
Series C, 5.00%, 07/01/45	1,000	1,113,970
Series G, 4.00%, 09/01/42	1,000	1,031,100
Massachusetts Bay Transportation Authority, Refunding RB:
Senior Series A, 5.25%, 07/01/29	730	931,152
Sub-Series A-2, 5.00%, 07/01/45	2,240	2,531,290
Massachusetts School Building Authority, RB:
Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	500	549,825
Series B, 5.00%, 10/15/41	1,000	1,067,320
Massachusetts State College Building Authority, RB, Series A, 5.50%, 05/01/19(a)	2,500	2,515,725
Massachusetts State College Building Authority, Refunding RB, Series B (Syncora), 5.50%, 05/01/39	825	1,078,225

		10,818,607

Transportation — 25.1%
Commonwealth of Massachusetts, RB, Series A, 5.00%, 06/15/22(a)	1,000	1,106,520
Commonwealth of Massachusetts, Refunding RB, Series A, 5.00%, 06/01/21(a)	500	537,045
Massachusetts Department of Transportation, Refunding RB, Senior Series B:
5.00%, 01/01/32	1,120	1,147,608
5.00%, 01/01/37	1,000	1,023,730
Massachusetts Port Authority, RB, AMT:
Series A, 5.00%, 07/01/42	1,000	1,073,330
Series B, 5.00%, 07/01/45	1,750	1,910,440
Metropolitan Boston Transit Parking Corp., Refunding RB, 5.25%, 07/01/36	1,000	1,066,460

		7,865,133

Total Municipal Bonds in Massachusetts		47,462,980

Puerto Rico — 1.6%

State — 0.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	3	2,996
4.75%, 07/01/53	75	68,871
5.00%, 07/01/58	223	211,415

		283,282

Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	215	217,244

Total Municipal Bonds in Puerto Rico		500,526

Total Municipal Bonds — 152.9% (Cost — $45,749,967)		47,963,506

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Massachusetts Tax-Exempt Trust (MHE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(c) — 12.1%

Massachusetts — 12.1%

Education — 7.2%
Massachusetts School Building Authority, RB, Senior Series B, 5.00%, 11/15/46(d)	$2,000	$2,255,680

Health — 1.4%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare System, 4.00%, 07/01/35	430	450,032

State — 3.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,001	1,104,492

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 12.1% (Cost — $3,802,894)		3,810,204

Total Long-Term Investments — 165.0% (Cost — $49,552,861)		51,773,710

Total Investments — 165.0% (Cost — $49,552,861)		51,773,710

Other Assets Less Liabilities — 1.6%		513,922

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.9)%		(2,479,406)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (58.7)%		(18,429,431)

Net Assets Applicable to Common Shares — 100.0%		$31,378,795

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2024, is $1,551,389. See Note 4 of the Notes to Financial Statements for details.

During the six months ended February 28, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class*	427,577	(427,577)	—	$—	$5,202	$146	$—

*	No longer held by the Trust as of period end.
(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	6	06/19/19	$732	$3,802
Long U.S. Treasury Bond	14	06/19/19	2,023	23,042
5-Year U.S. Treasury Note	3	06/28/19	344	1,026

				$27,870

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Massachusetts Tax-Exempt Trust (MHE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$27,870	$—	$27,870

(a)

Includes cumulative appreciation (depreciation) on futures, contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(46,837)	$—	$(46,837)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$23,838	$—	$23,838

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$2,786,684

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$51,773,710	$—	$51,773,710

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$27,870	$—	$—	$27,870

(a)	See above Schedule of Investments for values in each state.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(2,465,858)	$—	$(2,465,858)
VRDP Shares at Liquidation Value	—	(18,500,000)	—	(18,500,000)

	$—	$(20,965,858)	$—	$(20,965,858)

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 141.9%

New York — 141.6%

Corporate — 2.5%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$820	$876,678
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	8,445	10,352,641

		11,229,319

County/City/Special District/School District — 25.6%
City of New York, GO, Refunding:
Fiscal 2012, Series I, 5.00%, 08/01/32	490	536,653
Fiscal 2014, Series E, 5.00%, 08/01/32	2,000	2,237,000
Series E, 5.50%, 08/01/25	2,710	3,132,245
Series E, 5.00%, 08/01/30	2,000	2,219,660
City of New York, GO:
Series A-1, 5.00%, 08/01/35	2,350	2,511,610
Sub-Series D-1, 5.00%, 10/01/33	4,175	4,487,875
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	945	1,058,249
Sub-Series F-1, 5.00%, 04/01/43	4,550	5,175,307
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM)(a):
0.00%, 11/15/55	2,485	546,153
0.00%, 11/15/56	3,765	789,257
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	6,150	6,951,160
5.00%, 11/15/45	12,215	13,679,701
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,380	633,351
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	800	802,656
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	3,500	3,509,520
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,150	6,166,113
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,200	2,204,070
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,500	9,544,080
City of New York Transitional Finance Authority Future Tax Secured, RB:
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	2,790	2,889,659
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	2,730	3,097,403
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	2,510	2,820,437
Series A-2, 5.00%, 08/01/38	3,440	3,935,050
Sub-Series B-1, 5.00%, 11/01/35	2,100	2,368,548
County of Nassau New York, GO, Series A, 5.00%, 01/15/31	1,400	1,612,898
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	1,980	2,293,513
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	1,815	2,051,966
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	2,285	2,591,784
5.00%, 02/15/42	5,975	6,738,366
4.00%, 02/15/44	1,155	1,196,788
New York Convention Center Development Corp., RB, Hotel Unit Fee Secured, Series B(a):
0.00%, 11/15/42	2,185	814,087
0.00%, 11/15/47	5,600	1,652,280
0.00%, 11/15/48	2,665	751,050
Subordinate Lien, 0.00%, 11/15/32	565	348,848

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
4, 5.00%, 11/15/31	$1,710	$1,837,925
4, 5.00%, 11/15/44	4,000	4,262,360
7 Class 1, 4.00%, 09/15/35	885	923,940
7 Class 2, 5.00%, 09/15/43	3,430	3,685,638
5.75%, 11/15/51	1,755	1,917,215

		113,974,415

Education — 24.0%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/30	250	277,470
5.00%, 12/01/32	100	109,676
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	4,975	5,211,263
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	450	500,769
Manhattan College Project, 4.00%, 08/01/42	525	533,558
Manhattan College Project, 5.00%, 08/01/47	505	562,651
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	112,252
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	1,775	2,014,465
American Museum of Natural History, 5.00%, 07/01/41	750	845,167
Carnegie Hall, 4.75%, 12/01/39	3,150	3,207,487
Wildlife Conservation Society, 5.00%, 08/01/42	2,840	3,142,488
City of New York Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/39	1,850	1,890,052
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,535	5,767,415
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	1,000	1,073,230
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	1,685	2,002,488
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,000	1,067,100
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	570	649,469
5.00%, 07/01/48	855	971,827
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	985	1,118,320
4.00%, 07/01/46	1,865	1,923,356
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	685	773,577
5.00%, 07/01/43	2,480	2,794,538
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A:
5.00%, 07/01/23(b)	1,240	1,416,030
4.00%, 07/01/39	350	362,485

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/29	$1,135	$1,227,877
5.00%, 12/01/36	1,100	1,184,810
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	715	747,125
5.00%, 07/01/42	445	462,084
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	300	326,364
5.38%, 09/01/41	125	133,384
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	700	745,626
5.50%, 01/01/21	500	534,830
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	500	519,805
Dobbs Ferry Local Development Corp., RB, Mercy College Project, 5.00%, 07/01/39	750	828,983
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	1,770	1,906,927
Fordham University, Series A, 5.00%, 07/01/21(b)	175	188,815
Fordham University, Series A, 5.50%, 07/01/21(b)	1,375	1,499,190
New School (AGM), 5.50%, 07/01/20(b)	3,265	3,432,984
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	1,000	1,011,480
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	3,500	4,536,875
New York University, Series B, 5.00%, 07/01/19(b)	400	404,496
New York University, Series B, 5.00%, 07/01/42	3,000	3,271,950
Siena College, 5.13%, 07/01/19(b)	1,345	1,360,669
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	750	780,015
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	1,500	1,556,010
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,597,575
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,094,820
Barnard College, Series A, 5.00%, 07/01/34	900	1,033,263
Barnard College, Series A, 4.00%, 07/01/37	510	528,916
Barnard College, Series A, 5.00%, 07/01/43	1,520	1,718,436
Cornell University, Series A, 5.00%, 07/01/40	1,000	1,039,210
Fordham University, 5.00%, 07/01/44	1,900	2,091,197
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,030	1,154,300
New York University, Series A, 5.00%, 07/01/31	3,000	3,295,260
New York University, Series A, 5.00%, 07/01/37	4,180	4,570,161
Rochester Institute of Technology, 5.00%, 07/01/42	750	808,470
Series E, 5.25%, 03/15/33	2,250	2,620,755
St. John’s University, Series A, 5.00%, 07/01/37	2,005	2,267,996
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	4,755	5,379,094
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	6,435	7,273,867
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,615,085
State University Dormitory Facilities, Series A, 5.00%, 07/01/46	1,540	1,737,305
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	860	984,089

Security	Par (000)	Value

Education (continued)
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	$1,030	$1,153,765

		106,950,996

Health — 9.5%
City of New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	1,800	1,850,058
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/34	500	527,085
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	4,950	4,968,612
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	500	502,885
5.00%, 12/01/46	800	876,336
Series A, 5.00%, 12/01/37	1,180	1,275,179
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,925	6,325,707
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	460	500,011
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,340	1,407,603
State of New York Dormitory Authority, RB:
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	2,680	2,826,623
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,800	1,904,364
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(b)	1,825	1,836,516
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,040,390
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	685	712,667
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,200	2,490,884
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	2,000	2,144,540
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	7,375	7,946,931
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	2,645	2,973,694

		42,110,085

Housing — 5.9%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	6,505	7,165,908
5.00%, 07/01/33	1,375	1,496,096
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	1,075	1,114,055
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,000	2,005,240
State of New York HFA, RB, M/F:
Affordable Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	845	854,481
Green Bonds, Series H, 4.15%, 11/01/43	1,375	1,436,930
Green Bonds, Series H, 4.20%, 11/01/48	905	941,761
St. Philip’s Housing, Series A, Housing, AMT, 4.65%, 11/15/38	1,000	1,014,620

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
State of New York HFA, Refunding RB, Series C (Fannie Mae) (SONYMA), 3.85%, 11/01/39(c)	$2,270	$2,274,563
State of New York Mortgage Agency, Refunding RB:
S/F Housing, Series 194, AMT, 3.80%, 04/01/28	3,140	3,230,620
S/F, Series 213, 4.20%, 10/01/43	1,910	1,965,657
Series 190, 3.80%, 10/01/40	2,880	2,890,973

		26,390,904

State — 17.9%
City of New York Transitional Finance Authority, BARB, Series S-3, 5.25%, 07/15/36	1,600	1,906,720
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	5,045	5,304,616
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	950	1,059,487
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,902,619
Fiscal 2016, Sub-Series B-1, 5.00%, 11/01/38	1,455	1,648,486
Future Tax Secured Subordinate Bonds, SubSeries A-1, 5.00%, 08/01/40	860	989,327
Future Tax Secured, Sub-Series F-1, 5.00%, 05/01/42	8,825	9,961,042
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Series B, 5.00%, 11/15/19(b)	2,500	2,560,225
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	4,000	4,509,720
Green Bond, Climate Bond Certified, Sub-Series B-3 (AGM), 4.00%, 11/15/46	855	881,573
Green Bond, Series A1, 5.00%, 11/15/37	1,500	1,681,470
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	2,070	2,255,845
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/38	2,725	3,111,541
General Purpose, Series A, 5.00%, 02/15/36	4,500	4,970,025
General Purpose, Series B, 5.00%, 03/15/37	3,000	3,238,200
General Purpose, Series B, 5.00%, 03/15/42	4,600	4,955,442
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	1,465	1,667,595
Group C, Sales Tax, Series A, 5.00%, 03/15/41	7,125	8,064,075
Master BOCES Program Lease (AGC), 5.00%, 08/15/19(b)	250	253,905
Series A, 5.00%, 03/15/36	1,180	1,353,755
Series A, 5.00%, 02/15/42	7,500	8,436,450
Series B, 5.00%, 03/15/37	1,500	1,700,535
State Personal Income Tax, Series A, 5.00%, 02/15/43	495	543,555
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	2,800	3,225,852
Series C, 5.00%, 03/15/38	1,000	1,157,260
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	2,000	2,223,480

		79,562,800

Tobacco — 2.4%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	400	421,564
Series A-2B, 5.00%, 06/01/51	765	775,144
Series B, 5.00%, 06/01/45	2,010	2,047,748
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	1,875	1,846,106
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,495	1,578,227
5.25%, 05/15/40	1,500	1,572,045

Security	Par (000)	Value

Tobacco (continued)
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	$2,440	$2,288,573

		10,529,407

Transportation — 36.9%
Buffalo & Fort Erie Public Bridge Authority, RB:
5.00%, 01/01/47	750	835,170
Toll Bridge System, 5.00%, 01/01/42	1,565	1,748,841
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	3,972,535
Series A, 5.00%, 11/15/21(b)	1,000	1,091,320
Series A, 5.00%, 05/15/23(b)	3,000	3,415,020
Series A-1, 5.25%, 11/15/23(b)	1,620	1,887,300
Series A-1, 5.25%, 11/15/23(b)	1,620	1,887,300
Series B, 5.25%, 11/15/44	1,000	1,113,340
Series D, 5.25%, 11/15/21(b)	440	483,076
Series E, 5.00%, 11/15/38	8,750	9,521,487
Series E, 5.00%, 11/15/43	1,000	1,085,890
Sub-Series B, 5.00%, 11/15/23(b)	1,000	1,153,730
Metropolitan Transportation Authority, Refunding RB:
Green Bond, SubSeries B-1, 5.00%, 11/15/51	2,360	2,642,988
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	2,500	2,688,250
Green Bonds, Series A-1, 5.25%, 11/15/56	1,830	2,012,799
Green Bonds, Series A-1, 5.25%, 11/15/57	1,505	1,668,097
Series C-1, 5.00%, 11/15/36	1,845	2,060,736
Series D, 5.25%, 11/15/21(b)	1,560	1,712,724
Series D, 5.00%, 11/15/30	885	967,677
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,410	5,869,742
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	11,500	12,492,335
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/41	1,805	1,919,202
5.00%, 07/01/46	12,525	13,254,080
5.25%, 01/01/50	965	1,030,533
(AGM), 4.00%, 07/01/41	1,250	1,261,312
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	355	359,647
Niagara Frontier Transportation Authority, Refunding ARB, Buffalo Niagara International Airport, AMT:
5.00%, 04/01/34	100	115,163
5.00%, 04/01/35	90	103,106
5.00%, 04/01/36	95	108,318
5.00%, 04/01/37	55	62,395
5.00%, 04/01/38	55	62,097
5.00%, 04/01/39	80	89,986
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,603,975
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,540,155
Special Project, JFK International Air Terminal LLC Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	16,205	16,814,470
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,000	1,110,800
179th Series, 5.00%, 12/01/38	1,390	1,561,026
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	285	288,095
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	819,053
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	1,400	1,583,372
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	2,375	2,653,231
Consolidated, 211th Series, 4.00%, 09/01/43	5,000	5,205,800

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	$1,770	$1,972,559
5.25%, 01/01/56	1,080	1,204,654
State of New York Thruway Authority, Refunding RB:
General, Series I (AGM), 5.00%, 01/01/37	3,770	4,016,784
General, Series I (AGM), 5.00%, 01/01/42	4,270	4,530,299
General, Series J, 5.00%, 01/01/41	5,000	5,450,300
General, Series K, 5.00%, 01/01/29	1,750	2,009,542
General, Series K, 5.00%, 01/01/31	1,000	1,141,270
Series L, 5.00%, 01/01/33	410	486,104
Series L, 5.00%, 01/01/34	710	837,424
Series L, 5.00%, 01/01/35	810	951,515
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	940	1,063,676
5.00%, 11/15/45	820	924,156
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	7,670	4,845,292
General, Remarketing, Series A, 5.00%, 11/15/36	1,000	1,099,760
General, Series A, 5.00%, 11/15/41	5,000	5,649,350
General, Series A, 5.25%, 11/15/45	1,280	1,468,198
General, Series A, 5.00%, 11/15/50	3,000	3,344,040
MTA Bridge and Tunnels, Series C, 5.00%, 11/15/37	870	1,024,034
Series B, 5.00%, 11/15/38	8,225	9,457,187

		164,332,317

Utilities — 16.9%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	3,850	4,422,803
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	2,250	2,533,860
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,560,180
Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,040,120
Fiscal 2011, Series GG, 5.00%, 06/15/21(b)	2,070	2,230,342
City of New York Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/49	1,135	1,171,547
City of New York Water & Sewer System, Refunding RB:
2nd Generation Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/40	2,000	2,311,840
Series EE, 5.00%, 06/15/40	4,290	4,927,451
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,065	1,195,473
Long Island Power Authority, RB:
5.00%, 09/01/37	3,175	3,661,474
5.00%, 09/01/35	1,000	1,167,350
General, 5.00%, 09/01/47	905	1,012,686
General, 5.00%, 09/01/36	825	946,184
General, Electric Systems, 5.00%, 09/01/42	280	314,910
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	2,375	2,546,641
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 09/01/41	475	531,060
Electric System, Series B, 5.00%, 09/01/46	660	733,749
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,000	1,003,180
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	1,500	1,510,635

Security	Par (000)	Value

Utilities (continued)
State of New York Environmental Facilities Corp., RB, Series B:
Revolving Funds, Green Bonds, 5.00%, 09/15/40	$3,170	$3,582,512
Subordinated SRF Bonds, 5.00%, 06/15/48	1,120	1,286,947
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	3,200	3,412,416
Series A, 5.00%, 06/15/40	1,545	1,755,166
Series A, 5.00%, 06/15/45	7,935	8,965,360
Subordinated SRF Bonds, 4.00%, 06/15/46	1,000	1,034,370
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	2,580	2,785,704
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	15,490	17,336,408

		74,980,368

Total Municipal Bonds in New York		630,060,611

Guam — 0.3%

Utilities — 0.3%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,175	1,236,688

Total Municipal Bonds — 141.9% (Cost — $603,843,167)		631,297,299

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 23.7%

County/City/Special District/School District — 3.1%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	2,500	2,789,413
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,779,767
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)	3,714	3,994,585
5.75%, 02/15/47(e)	2,285	2,457,347
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,610	2,825,986

		13,847,098

Education — 2.7%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	1,981	2,208,760
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A:
5.25%, 07/01/19(b)	5,000	5,061,075
5.00%, 07/01/35	4,448	4,744,125

		12,013,960

Housing — 1.9%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	3,630	3,734,925
State of New York HFA, RB, M/F Affordable Housing, Green Bond, Climate Bond Certified, Series I, 4.05%, 11/01/48	4,543	4,591,117

		8,326,042

State — 6.8%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,380	8,484,196
4.00%, 10/15/32	6,000	6,537,660
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	5,000	5,006,500

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	$2,000	$2,385,350
General Purpose, Series C, 5.00%, 03/15/41	2,500	2,641,587
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(e)	2,950	3,400,694
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,471	1,642,350

		30,098,337

Transportation — 5.3%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	3,405	3,885,559
Consolidated, Series 169th, 5.00%, 10/15/25	8,005	8,590,097
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	10,000	11,219,100

		23,694,756

Utilities — 3.9%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 06/15/32	7,151	7,617,440
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	2,400	2,425,056
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2018, 5.00%, 06/15/38(e)	1,151	1,321,474
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/35	3,000	3,463,215
Series B, 4.00%, 12/15/35	2,600	2,770,807

		17,597,992

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.7% (Cost — $102,986,422)		105,578,185

Total Long-Term Investments — 165.6% (Cost — $706,829,589)		736,875,484

Shares		Value

Short-Term Securities — 0.5%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.53%(f)(g)	2,334,849	$2,334,849

Total Short-Term Securities — 0.5% (Cost — $2,334,849)		2,334,849

Total Investments — 166.1% (Cost — $709,164,438)		739,210,333

Other Assets Less Liabilities — 1.2%		5,056,608

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.6)%		(55,946,198)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.7)%		(243,254,940)

Net Assets Applicable to Common Shares — 100.0%		$445,065,803

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to September 15, 2026, is $5,827,650. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the six months ended February 28, 2019, investments in issuers considered to be affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	2,334,849	2,334,849	$2,334,849	$11,748	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class*	2,683,498	(2,683,498)	—	—	4,507	49	(49)

				$2,334,849	$16,255	$49	$(49)

*	No longer held by the Trust as of period end.
(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	82	06/19/19	$10,004	$52,097
Long U.S. Treasury Bond	211	06/19/19	30,483	347,277
5-Year U.S. Treasury Note	64	06/28/19	7,332	21,900

				$421,274

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$421,274	$—	$421,274

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(951,147)	$—	$(951,147)

Net Change in Unrealized Appreciation on:
Futures contracts	$—	$—	$—	$—	$371,123	$—	$371,123

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$42,921,262

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$736,875,484	$—	$736,875,484
Short-Term Securities	2,334,849	—	—	2,334,849

	$2,334,849	$736,875,484	$—	$739,210,333

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock MuniHoldings New York Quality Fund, Inc. (MHN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$421,274	$—	$—	$421,274

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(55,694,616)	$—	$(55,694,616)
VRDP Shares at Liquidation Value	—	(243,600,000)	—	(243,600,000)

	$—	$(299,294,616)	$—	$(299,294,616)

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) February 28, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 133.9%

New York — 132.5%

Corporate — 4.8%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$100	$106,289
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	690	737,693
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	475	582,298
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	640	632,787

		2,059,067

County/City/Special District/School District — 31.6%
City of New York, GO, Refunding, Series E, 5.50%, 08/01/25	150	173,372
City of New York, GO:
Series D, 5.38%, 06/01/32	15	15,042
Series G-1, 6.25%, 12/15/31	5	5,018
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	245	274,361
Sub-Series I-1, 5.38%, 04/01/19(b)	115	115,338
Sub-Series I-1, 5.38%, 04/01/36	20	20,053
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	500	109,890
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,110	1,254,600
5.00%, 11/15/45	670	750,340
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	500	196,230
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	950	321,527
(AMBAC), 5.00%, 01/01/39	325	329,105
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	100,332
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	175	177,364
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	175	175,812
City of New York New York, GO, Sub-Series G-1, 5.00%, 04/01/29	250	272,535
City of New York New York Industrial Development Agency, RB, CAB, PILOT, Yankee Stadium Project, Series A (AGC)(c):
0.00%, 03/01/41	4,155	1,716,804
0.00%, 03/01/43	2,000	746,840
City of New York Transitional Finance Authority Future Tax Secured, RB:
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	265	274,466
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	255	289,318
Series A-2, 5.00%, 08/01/38	110	125,830
Sub-Series B-1, 5.00%, 11/01/35	200	225,576
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	275	311,922
5.00%, 02/15/42	255	287,579
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	450	488,241
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	1,350	1,393,794
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	285	295,343
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	415	432,069
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	120	127,070

Security	Par (000)	Value

County/City/Special District/School District (continued)
4 World Trade Center Project, 5.00%, 11/15/31	$750	$806,107
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	320	334,080
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	500	537,265
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	520	554,320
World Trade Center Project, 5.75%, 11/15/51	340	371,426

		13,608,969

Education — 32.7%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	85	90,936
Daemen College Project, 5.00%, 10/01/48	65	69,274
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	140	146,649
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48(a)	150	154,005
New Dawn Charter School Project, 5.75%, 02/01/49	145	145,729
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	281,197
Ethical Culture Fieldston School Project, 5.00%, 06/01/32	450	513,153
Packer Collegiate Institute Project, 5.00%, 06/01/40	310	346,673
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	110	124,840
Carnegie Hall, 4.75%, 12/01/39	400	407,300
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	610	635,614
Series B, 4.00%, 08/01/35	110	114,517
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	250	252,665
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, The Charter School for Applied Technologies Project, Series A, 5.00%, 06/01/35	55	58,969
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	60	64,354
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	55	62,668
5.00%, 07/01/48	80	90,931
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	100	113,535
4.00%, 07/01/46	185	190,789
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project(b):
5.00%, 07/01/21	110	118,422
5.00%, 07/01/21	390	420,787
Series A, 5.00%, 07/01/21	500	539,470
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(b)	120	137,035
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	200	206,074
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	100	106,966
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	160	179,078
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	323,208
New York University, Series 1 (AMBAC) (BHAC), 5.50%, 07/01/31	245	303,626
New York University, Series B, 5.00%, 07/01/42	500	545,325

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	$150	$151,686
Teachers College, Series B, 5.00%, 07/01/42	750	810,960
Touro College & University System, Series A, 5.25%, 01/01/34	250	270,695
Touro College & University System, Series A, 5.50%, 01/01/39	500	541,100
University of Rochester, Series A, 5.13%, 07/01/19(b)	185	187,155
University of Rochester, Series A, 5.75%, 07/01/19(b)	150	152,049
University of Rochester, Series A, 5.13%, 07/01/39	30	30,317
University of Rochester, Series A, 5.75%, 07/01/39	25	25,327
State of New York Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 07/01/33	125	126,316
Cornell University, Series A, 5.00%, 07/01/40	150	155,882
Fordham University, 5.00%, 07/01/44	340	374,214
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	345	386,635
New York University, Series A, 5.00%, 07/01/37	445	486,536
New York University, Series A, 5.00%, 07/01/42	1,750	1,908,637
Series B, 5.00%, 02/15/37	370	425,900
Skidmore College, Series A, 5.00%, 07/01/28	250	266,967
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	350	396,245
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	350	395,626
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	105	118,461
Hofstra University Project, 5.00%, 07/01/47	100	112,016

		14,066,513

Health — 14.8%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	555,995
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	100	100,376
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.75%, 07/01/30	350	370,604
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	120	120,085
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	100	100,577
5.00%, 12/01/46	160	175,267
Series A, 5.00%, 12/01/37	370	399,844
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	275	293,598
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	80	86,958
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	1,030	1,081,963
Series B, 6.00%, 11/01/20(b)	175	187,518
Series B, 6.00%, 11/01/30	25	26,547
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	500	523,865
State of New York Dormitory Authority, RB(b):
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 07/01/19	185	187,646

Security	Par (000)	Value

Health (continued)
New York University Hospitals Center, Series A, 5.75%, 07/01/20	$220	$232,036
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	290	292,683
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	315	327,647
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,072,270
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	250	251,298

		6,386,777

Housing — 6.5%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	735	809,676
5.00%, 07/01/33	250	272,017
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	518,165
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	135	146,729
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	165	168,081
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	480	481,651
State of New York Mortgage Agency, Refunding RB, S/F, Series 213, 4.20%, 10/01/43	405	416,802

		2,813,121

State — 7.7%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	1,240	1,303,810
State of New York, GO, Series A, 5.00%, 02/15/39	250	250,620
State of New York Dormitory Authority, RB, Series A:
General Purpose, 5.00%, 02/15/42	500	562,430
Group B, State Sales Tax, 5.00%, 03/15/39	140	159,361
Group C, State Sales Tax, 4.00%, 03/15/45	310	320,270
5.00%, 03/15/36	110	126,198
State of New York Dormitory Authority, Refunding RB, Group 3, Series E, 5.00%, 03/15/41	265	305,304
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	250	278,652

		3,306,645

Tobacco — 4.8%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	200	205,334
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	400	339,644
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	340	344,508
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	75	73,844
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	170	178,165
TSASC, Inc., Refunding RB, Tobacco Settlement Bonds, Series B:
5.00%, 06/01/45	255	245,792
Subordinate, 5.00%, 06/01/48	275	263,555

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	$245	$229,795
5.13%, 06/01/51	200	201,522

		2,082,159

Transportation — 19.1%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	120	133,627
County of Albany Airport Authority, Refunding RB, AMT, Series B:
4.00%, 12/15/34	235	242,802
4.00%, 12/15/35	120	123,136
Metropolitan Transportation Authority, RB, Series D, 5.25%, 11/15/21(b)	220	241,538
Metropolitan Transportation Authority, Refunding RB:
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	200	215,060
Series D, 5.25%, 11/15/21(b)	780	856,362
Series D, 5.25%, 11/15/23(b)	670	780,550
Series F, 5.00%, 11/15/30	500	546,710
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	145	153,440
5.25%, 01/01/50	20	21,358
(AGM), 4.00%, 07/01/41	150	151,358
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	690	715,475
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	500	528,290
Port Authority of New York & New Jersey, Refunding ARB:
179th Series, 5.00%, 12/01/38	150	168,456
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	250	282,745
Consolidated, 206th Series, AMT, 5.00%, 11/15/42	225	251,359
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	270	300,556
State of New York Thruway Authority, Refunding RB, General:
2nd Highway & Bridge Trust, Series A, 5.00%, 04/01/32	1,000	1,090,760
Series I (AGM), 5.00%, 01/01/37	440	468,802
Series I (AGM), 5.00%, 01/01/42	140	148,534
Series J, 5.00%, 01/01/41	250	272,515
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	140	158,420
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.25%, 11/15/45	275	315,433
Series B, 5.00%, 11/15/38	50	57,491

		8,224,777

Utilities — 10.5%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	120	137,854
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	250	281,540
Long Island Power Authority, RB:
5.00%, 09/01/38	625	718,087
General, 5.00%, 09/01/47	110	123,089
General, 5.00%, 09/01/36	80	91,751
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	225	241,261
General, Electric Systems, Series C (CIFG), 5.25%, 09/01/29	500	609,560

Security	Par (000)	Value

Utilities (continued)
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(b)	$100	$100,299
Series B, 5.00%, 09/01/46	75	83,380
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	210	241,303
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	600	647,838
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	1,115	1,247,908

		4,523,870

Total Municipal Bonds in New York		57,071,898

Puerto Rico — 1.4%

State — 0.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	4	3,995
4.75%, 07/01/53	105	96,418
5.00%, 07/01/58	312	295,792

		396,205

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	225	227,349

Total Municipal Bonds in Puerto Rico		623,554

Total Municipal Bonds — 133.9% (Cost — $53,829,399)		57,695,452

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

New York — 33.1%

County/City/Special District/School District — 9.8%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	250	278,941
City of New York New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(e)	1,010	1,156,238
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	825	889,883
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012:
5.75%, 02/15/21(b)	433	466,035
5.75%, 02/15/47(e)	267	286,691
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	1,050	1,136,891

		4,214,679

Housing — 1.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	640	658,499

State — 4.3%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	255	293,153
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,497	1,550,581

		1,843,734

Transportation — 7.9%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	630	683,409
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	360	410,808
Consolidated, 210th Series, 5.00%, 09/01/48	960	1,102,310

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Bond Trust (BQH) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	$600	$644,265
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	560,955

		3,401,747

Utilities — 9.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	990	1,054,799
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,500	1,608,170
Utility Debt Securitization Authority, Refunding RB, Restructuring:
Series A, 5.00%, 12/15/35	1,000	1,154,405
Series B, 4.00%, 12/15/35	280	298,395

		4,115,769

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.1% (Cost — $13,843,394)		14,234,428

Total Long-Term Investments — 167.0% (Cost — $67,672,793)		71,929,880

Security	Shares	Value

Short-Term Securities — 0.9%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.53%(f)(g)	371,313	$371,313

Total Short-Term Securities — 0.9% (Cost — $371,313)		371,313

Total Investments — 167.9% (Cost — $68,044,106)		72,301,193

Other Assets Less Liabilities — 1.5%		665,011

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.3)%		(7,890,438)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (51.1)%		(22,001,295)

Net Assets Applicable to Common Shares — 100.0%		$43,074,471

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 15, 2020 to December 1, 2026, is $901,634. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the six months ended February 28, 2019, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	371,313	371,313	$371,313	$1,063	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class*	343,324	(343,324)	—	—	720	—	—

				$371,313	$1,783	$—	$—

*	No longer held by the Trust as of period end.
(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	5	06/19/19	$610	$3,150
Long U.S. Treasury Bond	23	06/19/19	3,323	37,855
5-Year U.S. Treasury Note	7	06/28/19	802	2,395

				$43,400

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Bond Trust (BQH)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$43,400	$—	$43,400

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(86,064)	$—	$(86,064)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$38,246	$—	$38,246

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,134,352

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$71,929,880	$—	$71,929,880
Short-Term Securities	371,313	—	—	371,313

	$371,313	$71,929,880	$—	$72,301,193

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$43,400	$—	$—	$43,400

	$43,400	$—	$—	$43,400

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(7,857,402)	$—	$(7,857,402)
VRDP Shares at Liquidation Value	—	(22,100,000)	—	(22,100,000)

	$—	$(29,957,402)	$—	$(29,957,402)

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 121.1%

New York — 121.1%

Corporate — 0.5%
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	$355	$435,191

County/City/Special District/School District — 21.5%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	725	837,962
5.00%, 08/01/30	1,000	1,109,830
City of New York, GO:
Series A-1, 5.00%, 08/01/35	200	213,754
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	440	492,730
Sub-Series F-1, 5.00%, 04/01/43	930	1,057,810
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(a)	1,000	219,780
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,335	1,508,910
5.00%, 11/15/45	1,250	1,399,887
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	1,000	458,950
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	150	150,498
City of New York Transitional Finance Authority Future Tax Secured, RB:
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	775	887,290
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	570	590,360
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	555	629,692
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	845	949,510
Series A-2, 5.00%, 08/01/38	930	1,063,836
Sub-Series B-1, 5.00%, 11/01/35	425	479,349
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/31	475	550,212
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	500	565,280
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/36	240	268,219
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	664,225
5.75%, 02/15/47	385	412,712
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	595	674,885
5.00%, 02/15/42	745	840,181
New York Liberty Development Corp., Refunding RB, World Trade Center Project:
4, 5.00%, 11/15/31	1,000	1,074,810
4, 5.00%, 11/15/44	1,250	1,331,988
7 Class 1, 4.00%, 09/15/35	1,100	1,148,400
5.75%, 11/15/51	545	595,374

		20,176,434

Education — 33.5%
Build NYC Resource Corp., Refunding RB:
City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	281,198
Ethical Culture Fieldston School Project, 5.00%, 06/01/33	300	340,806
Ethical Culture Fieldston School Project, 5.00%, 06/01/35	350	396,098
Manhattan College Project, 5.00%, 08/01/47	135	150,412
Packer Collegiate Institute Project, 5.00%, 06/01/40	690	771,627
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/33	175	191,634
4.00%, 12/01/34	130	132,661

Security	Par (000)	Value

Education (continued)
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	$440	$499,360
American Museum of Natural History, 5.00%, 07/01/41	500	563,445
Wildlife Conservation Society, 5.00%, 08/01/42	410	453,669
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	1,645	1,714,074
Series B, 4.00%, 08/01/35	230	239,444
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A, 5.25%, 05/01/31	200	214,646
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project, 5.00%, 05/01/28	565	671,457
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	115	131,033
5.00%, 07/01/48	175	198,912
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	195	221,393
4.00%, 07/01/46	375	386,734
County of Madison New York Capital Resource Corp., Refunding RB, Colgate University Project, Series A, 4.50%, 07/01/39	1,500	1,586,295
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	500	539,470
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(b)	400	456,784
County of Nassau New York, GO, Refunding, Series C, 5.00%, 10/01/29	500	589,515
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 07/01/37	180	188,087
5.00%, 07/01/42	115	119,415
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	544,650
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	250	267,415
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	1,000	1,039,610
Dobbs Ferry Local Development Corp., RB, Mercy College Project:
5.00%, 07/01/39	1,000	1,105,310
5.00%, 07/01/44	500	548,765
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	300	323,208
Education, Series B, 5.75%, 03/15/19(b)	600	600,780
Fordham University, Series A, 5.00%, 07/01/21(b)	500	539,470
New School (AGM), 5.50%, 07/01/20(b)	350	368,008
New York University, Series B, 5.00%, 07/01/37	500	546,670
Rochester Institute of Technology, 5.00%, 07/01/40	550	570,097
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	600	622,404
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,000	1,065,050
State University Of New York Dormitory Facilities, Series A, 5.00%, 07/01/43	415	474,652
State of New York Dormitory Authority, Refunding RB:
Barnard College, Series A, 5.00%, 07/01/43	2,960	3,346,428

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Cornell University, Series A, 5.00%, 07/01/40	$250	$259,803
Fordham University, 5.00%, 07/01/44	640	704,403
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,546,538
New York University, Series A, 5.00%, 07/01/37	745	814,538
Pratt Institute, Series A, 5.00%, 07/01/44	500	551,615
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,500	1,698,195
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	600	678,216
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	450	487,777
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	545	625,355
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	255	291,654
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/34	310	349,742
Adelphi University Project, 5.00%, 10/01/35	310	349,224
Hofstra University Project, 5.00%, 07/01/47	100	112,016

		31,469,762

Health — 11.3%
Counties of Buffalo & Erie New York Industrial Land Development Corp., RB, Catholic Health System Obligation, 5.25%, 07/01/35	500	555,995
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.50%, 04/01/30	500	527,245
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	550	552,068
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	201,154
5.00%, 12/01/46	320	350,534
Series A, 5.00%, 12/01/37	850	918,561
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	725	774,032
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	150	163,047
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	895	940,153
State of New York Dormitory Authority, RB:
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	250	264,495
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	500	520,195
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A:
5.00%, 05/01/21(b)	1500	1,608,405
5.25%, 05/01/21(b)	1,840	1,982,692
5.00%, 05/01/43	1,140	1,242,440

		10,601,016

Housing — 4.9%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	915	1,007,964
5.00%, 07/01/33	400	435,228
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	518,165

Security	Par (000)	Value

Housing (continued)
City of New York Housing Development Corp., RB, M/F Housing, Series B1, 5.25%, 07/01/30	$750	$832,673
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	445	483,662
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	330	336,161
Affordable M/F Housing, Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	110	111,234
State of New York Mortgage Agency, Refunding RB, S/F, Series 213, 4.20%, 10/01/43	880	905,643

		4,630,730

State — 13.2%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	1,160	1,219,694
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19(b)	540	553,009
Sub-Series B-1, 5.00%, 11/15/31	750	845,572
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/38	560	639,436
Bid Group 3, Series A, 5.00%, 03/15/39	760	875,847
Bid Group 3, Series A, 5.00%, 03/15/43	265	302,399
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,079,400
General Purpose, Series B, 5.00%, 03/15/42	1,400	1,508,178
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	90	102,446
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	670	692,197
Series A, 5.00%, 03/15/36	440	504,790
Series A, 5.00%, 02/15/42	500	562,430
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	570	656,691
Series A, 5.25%, 03/15/39	1,000	1,184,790
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C:
5.00%, 03/15/30	500	557,305
5.00%, 03/15/32	1,000	1,111,740

		12,395,924

Tobacco — 2.3%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A-2B, 5.00%, 06/01/51	270	273,580
Series B, 5.00%, 06/01/45	300	305,634
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	290	303,929
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	910	964,118
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	285	267,313

		2,114,574

Transportation — 17.3%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	265	295,093
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/21(b)	575	627,509
Series A-1, 5.25%, 11/15/23(b)	270	314,550
Series D, 5.25%, 11/15/21(b)	440	483,076
Series E, 5.00%, 11/15/38	650	707,310
Metropolitan Transportation Authority, Refunding RB:
Green Bond, SubSeries B-1, 5.00%, 11/15/51	480	537,557
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	537,650
Series C-1, 5.00%, 11/15/36	1,020	1,139,269

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Series D, 5.25%, 11/15/21(b)	$1,560	$1,712,724
Series D, 5.25%, 11/15/23(b)	750	873,750
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,345	1,459,298
Port Authority of New York & New Jersey, Refunding ARB, 179th Series, 5.00%, 12/01/38	245	275,145
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	365	406,771
5.25%, 01/01/56	210	234,238
State of New York Thruway Authority, Refunding RB:
2nd General Highway & Bridge Trust, Series A, 5.00%, 04/01/32	250	272,690
General, Series I (AGM), 5.00%, 01/01/37	1,325	1,411,734
General, Series I (AGM), 5.00%, 01/01/42	425	450,908
General, Series K, 5.00%, 01/01/32	750	852,892
Series L, 5.00%, 01/01/33	90	106,706
Series L, 5.00%, 01/01/34	140	165,126
Series L, 5.00%, 01/01/35	170	199,701
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	280	316,840
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	635	401,142
General, Remarketing, Series A, 5.00%, 11/15/34	1,000	1,102,010
General, Series A, 5.25%, 11/15/45	370	424,401
Sub-Series A, 5.00%, 11/15/29	810	907,192

		16,215,282

Utilities — 16.6%
Albany Municipal Water Finance Authority, Refunding RB, Series A, 5.00%, 12/01/33	1,000	1,082,670
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,000	1,126,160
City of New York Water & Sewer System, Refunding RB:
Series EE, 5.00%, 06/15/40	700	804,013
Water & Sewer System, 2nd General Resolution, Fiscal 2018, Series FF, 5.00%, 06/15/38	1,000	1,164,380
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	250	280,628
Long Island Power Authority, RB:
5.00%, 09/01/38	625	718,087
General, 5.00%, 09/01/47	950	1,063,040
General, Electric Systems, 5.00%, 09/01/42	290	326,157
General, Electric Systems, Series A (AGM), 5.00%, 05/01/21(b)	500	536,135
General, Electric Systems, Series C (CIFG), 5.25%, 09/01/29	1,000	1,219,120
Long Island Power Authority, Refunding RB:
Electric System, Series B, 5.00%, 09/01/46	140	155,644
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,690	1,695,374
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	2,000	2,014,180
State of New York Environmental Facilities Corp., RB, Series B:
Revolving Funds, Green Bonds, 5.00%, 09/15/40	635	717,633
Subordinated SRF Bonds, 5.00%, 06/15/48	460	528,568
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	1,000	1,079,730
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	1,000	1,119,200

		15,630,719

Total Municipal Bonds — 121.1% (Cost — $108,437,250)		113,669,632

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

New York — 43.4%

County/City/Special District/School District — 10.8%
City of New York, GO:
Sub-Series G-1, 5.00%, 04/01/29	$1,000	$1,089,485
Sub-Series I-1, 5.00%, 03/01/36	250	278,941
Refunding Fiscal 2015, Series B, 4.00%, 08/01/32	1,790	1,884,951
City of New York Transitional Finance Authority, RB, Future Tax Secured, Sub-Series D-1, 5.00%, 11/01/38	2,475	2,669,651
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(d):
5.75%, 02/15/21(b)	1,114	1,198,375
5.75%, 02/15/47	686	737,204
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	2,085	2,257,541

		10,116,148

Education — 2.3%
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A, 5.00%, 07/01/35	1,999	2,132,191

Housing — 1.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	1,400	1,440,467

State — 6.2%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	990	1,138,124
4.00%, 10/15/32	1,500	1,634,415
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	1,000	1,192,675
General Purpose, Series C, 5.00%, 03/15/41	750	792,476
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,003	1,038,889

		5,796,579

Transportation — 11.4%
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,495	3,791,289
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	735	838,733
Consolidated, 210th Series, 5.00%, 09/01/48	1,900	2,181,656
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	800	859,020
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/46	1,000	1,121,910
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	1,665	1,905,848

		10,698,456

Utilities — 11.2%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	2,249	2,395,421
Fiscal 2012, Series BB, 5.00%, 06/15/44	2,010	2,154,948
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	405	409,228
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	3,719	4,157,181
Restructuring, Series A, 5.00%, 12/15/35	1,000	1,154,405

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Quality Trust (BSE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
Restructuring, Series B, 4.00%, 12/15/35	$280	$298,395

		10,569,578

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.4% (Cost — $39,228,976)		40,753,419

Total Long-Term Investments — 164.5% (Cost — $147,666,226)		154,423,051

	Shares

Short-Term Securities — 0.7%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.53%(e)(f)	669,182	669,182

Total Short-Term Securities — 0.7% (Cost — $669,182)		669,182

Total Investments — 165.2% (Cost — $148,335,408)		155,092,233

Other Assets Less Liabilities — 1.7%		1,609,426

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.9)%		(22,415,804)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (43.0)%		(40,393,238)

Net Assets Applicable to Common Shares — 100.0%		$93,892,617

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires August 15, 2020, is $953,183. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the six months ended February 28, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	669,182	669,182	$669,182	$4,223	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class*	673,097	(673,097)	—	—	1,449	—	—

				$669,182	$5,672	$—	$—

*	No longer held by the Trust as of period end.
(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	21	06/19/19	$2,562	$13,288
Long U.S. Treasury Bond	42	06/19/19	6,068	69,126
5-Year U.S. Treasury Note	19	06/28/19	2,177	6,502

				$88,916

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Quality Trust (BSE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$88,916	$—	$88,916

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(178,708)	$—	$(178,708)

Net change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$79,654	$—	$79,654

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$9,417,574

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$154,423,051	$—	$154,423,051
Short-Term Securities	669,182	—	—	669,182

	$669,182	$154,423,051	$—	$155,092,233

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$88,916	$—	$—	$88,916

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(22,320,197)	$—	$(22,320,197)
VRDP Shares at Liquidation Value	—	(40,500,000)	—	(40,500,000)

	$—	$(62,820,197)	$—	$(62,820,197)

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) February 28, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 148.1%

New York — 144.0%

Corporate — 5.1%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 5.00%, 01/01/35(a)	$140	$148,805
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT:
5.00%, 07/01/22	350	382,315
5.00%, 07/01/28	330	352,809
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,475	1,808,188
Niagara Area Development Corp., Refunding RB, Covanta Project, Series A, AMT, 4.75%, 11/01/42(a)	1,130	1,117,265

		3,809,382

County/City/Special District/School District — 36.3%
City of New York, GO, Refunding, Series E:
5.50%, 08/01/25	965	1,115,357
5.00%, 08/01/30	500	554,915
City of New York, GO:
Series G-1, 6.25%, 12/15/31	5	5,018
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	690	772,690
Sub-Series I-1, 5.38%, 04/01/19(b)	120	120,353
Sub-Series I-1, 5.38%, 04/01/36	15	15,040
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/55(c)	1,000	219,780
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured:
5.00%, 11/15/40	1,445	1,633,240
5.00%, 11/15/45	2,340	2,620,589
City of New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/42(c)	1,750	686,805
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/45(c)	500	169,225
(AMBAC), 5.00%, 01/01/39	500	506,315
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/35(c)	500	281,940
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	100	100,332
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/46	400	405,404
Yankee Stadium Project (NPFGC), 4.75%, 03/01/46	400	400,268
Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	500	502,320
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	825	890,753
Future Tax Secured Subordinate Bond, Series C-3, 5.00%, 05/01/41	1,315	1,505,530
Future Tax Secured, Sub-Series A-3, 4.00%, 08/01/43	465	481,610
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/39	460	521,907
Future Tax Secured, Sub-Series E-1, 5.00%, 02/01/43	1,030	1,157,390
Series A-2, 5.00%, 08/01/38	195	223,062
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	523,225
County of Nassau New York, GOL, General Improvement Bonds, Series B (AGM), 5.00%, 07/01/45	500	565,280
Haverstraw-Stony Point Central School District, GO, Refunding, (AGM), 5.00%, 10/15/36	120	134,110
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	960	1,036,838
5.75%, 02/15/47	590	632,468
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
5.00%, 02/15/39	475	538,774
5.00%, 02/15/42	790	890,930

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 2, 5.63%, 07/15/47	$1,400	$1,445,416
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	500	518,145
3 World Trade Center Project, Class 1, 5.00%, 11/15/44(a)	735	765,231
3 World Trade Center Project, Class 2, 5.38%, 11/15/40(a)	200	211,784
4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,074,810
4 World Trade Center Project, 5.00%, 11/15/44	1,250	1,331,987
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	1,000	1,074,530
7 World Trade Center Project, Class 3, 5.00%, 03/15/44	690	735,540
World Trade Center Project, 5.75%, 11/15/51	670	731,928

		27,100,839

Education — 25.1%
Amherst Development Corp., Refunding RB:
Daemen College Project, 5.00%, 10/01/43	155	165,824
Daemen College Project, 5.00%, 10/01/48	120	127,890
University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	275	288,060
Build NYC Resource Corp., RB, Inwood Academy for Leadership Charter School Project, Series A, 5.50%, 05/01/48(a)	270	277,209
Build NYC Resource Corp., Refunding RB, City University New York-Queens College Student Residences, LLC Project, Series A, 5.00%, 06/01/38	250	281,197
New Dawn Charter School Project, 5.75%, 02/01/49(a)	255	256,283
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	440	499,360
Carnegie Hall, 4.75%, 12/01/39	700	712,775
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project:
Series A, 5.13%, 09/01/40	1,000	1,041,990
Series B, 4.00%, 08/01/35	190	197,801
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 06/01/19(b)	500	505,330
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Series A:
Buffalo State College Foundation Housing Corp. Project, 5.38%, 10/01/41	280	298,788
The Charter School for Applied Technologies Project, 5.00%, 06/01/35	100	107,217
County of Cattaraugus New York, RB, St. Bonaventure University Project, 5.00%, 05/01/39	125	134,071
County of Dutchess New York Local Development Corp., RB, Marist College Project:
5.00%, 07/01/43	95	108,245
5.00%, 07/01/48	145	164,813
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	165	187,333
4.00%, 07/01/46	310	319,700
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series A, 5.00%, 07/01/21(b)	1,000	1,078,940
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 07/01/23(b)	240	274,070
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 03/01/20(b)	350	360,629

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project:
6.00%, 09/01/34	$150	$163,182
5.38%, 09/01/41	650	693,595
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 01/01/21(b)	450	481,347
Geneva Development Corp., Refunding RB, Hobart & William Smith Colleges, 5.25%, 09/01/44	400	447,696
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	500	538,680
Education, Series B, 5.75%, 03/15/19(b)	300	300,390
Fordham University, Series A, 5.50%, 07/01/21(b)	150	163,548
State University Dormitory Facilities, Series A, 5.00%, 07/01/19(b)	250	252,810
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	670	713,583
Touro College & University System, Series A, 5.25%, 01/01/34	1,200	1,299,336
University of Rochester, Series A, 5.13%, 07/01/19(b)	215	217,505
University of Rochester, Series A, 5.13%, 07/01/39	35	35,370
State of New York Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 07/01/33	250	252,633
Fordham University, 5.00%, 07/01/44	640	704,403
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	685	767,666
New York University, Series A, 5.00%, 07/01/37	600	656,004
Skidmore College, Series A, 5.25%, 07/01/29	200	215,082
Skidmore College, Series A, 5.25%, 07/01/31	300	322,554
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,220	1,381,199
State University Dormitory Facilities, Series A, 5.25%, 07/01/32	700	791,252
Teachers College, 5.50%, 03/01/19	400	400,000
Town of Hempstead New York Local Development Corp., Refunding RB:
Adelphi University Project, 5.00%, 10/01/35	210	236,571
Hofstra University Project, 4.00%, 07/01/37	220	228,620
Hofstra University Project, 5.00%, 07/01/47	100	112,016

		18,762,567

Health — 12.7%
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 07/01/40	300	316,761
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project, 5.00%, 12/01/27	190	190,135
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	200	201,154
5.00%, 12/01/46	320	350,534
Series A, 5.00%, 12/01/32	180	195,791
Series A, 5.00%, 12/01/37	250	270,165
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	1,425	1,521,373
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	150	163,047
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	895	940,153
Series B, 6.00%, 11/01/20(b)	130	139,299
Series B, 6.00%, 11/01/30	20	21,237

Security	Par (000)	Value

Health (continued)
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project, 5.00%, 01/01/34	$500	$523,865
State of New York Dormitory Authority, RB, Series A(b):
New York State Association for Retarded Children, Inc., 6.00%, 07/01/19	250	253,575
New York University Hospitals Center, 5.75%, 07/01/20	425	448,252
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 07/01/29	130	131,203
Mount Sinai Hospital, Series A, 5.00%, 07/01/26	500	520,075
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	1,000	1,072,270
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	750	804,202
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/43	860	937,280
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 05/01/33	500	502,595

		9,502,966

Housing — 6.2%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	915	1,007,964
5.00%, 07/01/33	400	435,228
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	500	518,165
County of Onondaga New York Trust for Cultural Resources, Refunding RB, Abby Lane Housing Corporation Project, 5.00%, 05/01/40	265	288,023
State of New York HFA, RB:
Affordable Housing, Series E (SONYMA), 4.15%, 11/01/47	660	672,322
M/F Housing, Highland Avenue Senior Apartments, Series A, AMT (SONYMA), 5.00%, 02/15/39	940	943,234
State of New York Mortgage Agency, Refunding RB, S/F, Series 213, 4.20%, 10/01/43	715	735,835

		4,600,771

State — 14.1%
City of New York Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, 4.00%, 07/15/38	2,195	2,307,955
City of New York Transitional Finance Authority Future Tax Secured, RB, Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	340	382,775
State of New York, GO, Series A, 5.00%, 02/15/39	500	501,240
State of New York Dormitory Authority, RB:
General Purpose, Series B, 5.00%, 03/15/37	1,070	1,154,958
General Purpose, Series B, 5.00%, 03/15/42	1,000	1,077,270
General Purpose, Series C, 5.00%, 03/15/34	1,000	1,059,720
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	250	284,573
Group C, State Sales Tax, Series A, 4.00%, 03/15/45	555	573,387
Series A, 5.00%, 03/15/36	545	625,251
Series A, 5.00%, 02/15/42	250	281,215
State of New York Dormitory Authority, Refunding RB:
Group 3, Series E, 5.00%, 03/15/41	470	541,482
Series A, 5.25%, 03/15/39	1,015	1,202,562
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/30	500	557,305

		10,549,693

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 4.9%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	$400	$410,668
Counties of New York Tobacco Trust VI, Refunding RB:
Settlement Pass-Through Turbo, Series C, 4.00%, 06/01/51	750	636,832
Tobacco Settlement Pass-Through, Series A-2B, 5.00%, 06/01/51	600	607,956
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	250	246,147
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/40	230	241,047
TSASC, Inc., Refunding RB, Tobacco Settlement Bonds, Series B:
5.00%, 06/01/45	455	438,570
Subordinate, 5.00%, 06/01/48	495	474,398
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C:
4.00%, 06/01/42	285	267,313
5.13%, 06/01/51	355	357,702

		3,680,633

Transportation — 25.4%
Buffalo & Fort Erie Public Bridge Authority, RB, 5.00%, 01/01/47	215	239,415
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/23(b)	270	314,550
Series E, 5.00%, 11/15/38	1,000	1,088,170
Metropolitan Transportation Authority, Refunding RB:
Dedicated Tax Fund, Sub-Series B-1, 5.00%, 11/15/31	750	845,572
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	500	537,650
Green Bonds, Series A-1, 5.25%, 11/15/56	250	274,973
Series C-1, 5.00%, 11/15/36	840	938,221
Series F, 5.00%, 11/15/30	1,500	1,640,130
Series F, 5.00%, 11/15/35	500	558,670
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,120	1,215,178
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	500	543,145
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	2,480	2,624,361
5.25%, 01/01/50	165	176,205
(AGM), 4.00%, 07/01/41	300	302,715
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/31	920	953,966
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	1,000	1,056,580
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
177th Series, 4.00%, 01/15/43	480	485,213
178th Series, 5.00%, 12/01/43	430	469,590
State of New York Thruway Authority, Refunding RB, General:
Series I (AGM), 5.00%, 01/01/37	1,530	1,630,154
Series I (AGM), 5.00%, 01/01/42	1,030	1,092,789
Series J, 5.00%, 01/01/41	500	545,030
Triborough Bridge & Tunnel Authority, RB, Series B, 5.00%, 11/15/40	240	271,577
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.25%, 11/15/45	370	424,401
General, Series A, 5.00%, 11/15/50	500	557,340
Series B, 5.00%, 11/15/38	210	241,460

		19,027,055

Security	Par (000)	Value

Utilities — 14.2%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	$245	$281,451
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	1,500	1,689,240
Long Island Power Authority, RB:
CAB, Electric Systems, Series A (AGM), 0.00%, 06/01/28(c)	3,515	2,716,533
General, 5.00%, 09/01/47	200	223,798
General, Electric Systems, Series C (CIFG), 5.25%, 09/01/29	1,000	1,219,120
Long Island Power Authority, Refunding RB, Electric System:
Series A, 5.50%, 04/01/19(b)	500	501,495
Series B, 5.00%, 09/01/46	125	138,968
State of New York Environmental Facilities Corp., RB, Subordinated SRF Bonds, Series B, 5.00%, 06/15/48	370	425,152
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	350	373,233
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series TE, 5.00%, 12/15/41	2,690	3,010,648

		10,579,638

Total Municipal Bonds in New York		107,613,544

Multi-State — 2.7%

Housing — 2.7%
Centerline Equity Issuer Trust(a)(d):
Series A-4-2, 6.00%, 10/31/52	1,000	1,006,440
Series B-3-2, 6.30%, 10/31/52	1,000	1,006,910

Total Municipal Bonds in Multi-State		2,013,350

Puerto Rico — 1.4%

State — 0.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	7	6,991
4.75%, 07/01/53	185	169,880
5.00%, 07/01/58	544	515,739

		692,610

Tobacco — 0.5%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	400	404,176

Total Municipal Bonds in Puerto Rico		1,096,786

Total Municipal Bonds — 148.1% (Cost — $104,879,869)		110,723,680

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 20.1%

County/City/Special District/School District — 5.4%
City of New York, GO:
Series D, 5.00%, 12/01/43(f)	1,150	1,316,508
Sub-Series I-1, 5.00%, 03/01/36	500	557,883
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,995	2,164,127

		4,038,518

Education — 0.8%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	510	568,923

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Trust II (BFY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing — 1.6%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.25%, 11/01/43	$1,130	$1,162,663

State — 3.7%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	255	293,153
4.00%, 10/15/32	350	381,364
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 03/15/41	1,000	1,056,635
State of New York Urban Development Corp., RB, State Personal Income Tax, General Purpose, Series A, 4.00%, 03/15/47	1,003	1,038,889

		2,770,041

Transportation — 4.8%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	735	838,733
Consolidated, 210th Series, 5.00%, 09/01/48	960	1,102,310
Consolidated, Series 169th, 5.00%, 10/15/26	1,000	1,073,540
Triborough Bridge & Tunnel Authority, Refunding RB, General, Series A, 5.00%, 11/15/46	500	560,955

		3,575,538

Utilities — 3.8%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	1,500	1,598,180
Fiscal 2012, Series BB, 5.00%, 06/15/44	1,005	1,077,474
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series B, 4.00%, 12/15/35	190	202,482

		2,878,136

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.1% (Cost — $14,475,878)		14,993,819

Total Long-Term Investments — 168.2% (Cost — $119,355,747)		125,717,499

Security	Shares	Value

Short-Term Securities — 0.3%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.53%(g)(h)	208,819	$208,819

Total Short-Term Securities — 0.3% (Cost — $208,819)		208,819

Total Investments — 168.5% (Cost — $119,564,566)		125,926,318

Other Assets Less Liabilities — 1.6%		1,207,880

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.8)%		(8,091,586)

VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (59.3)%		(44,298,879)

Net Assets Applicable to Common Shares — 100.0%		$74,743,733

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on December 1, 2026, is $604,549. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended February 28, 2019, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	208,819	208,819	$208,819	$1,461	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class*	129,237	(129,237)	—	—	901	13	(13)

				$208,819	$2,362	$13	$(13)

*	No longer held by the Trust as of period end.
(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Trust II (BFY)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	14	06/19/19	$1,708	$8,871
Long U.S. Treasury Bond	35	06/19/19	5,056	57,605
5-Year U.S. Treasury Note	11	06/28/19	1,260	3,764

				$70,240

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$70,240	$—	$70,240

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(138,706)	$—	$(138,706)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$62,351	$—	$62,351

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,982,922

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$125,717,499	$—	$125,717,499
Short-Term Securities	208,819	—	—	208,819

	$208,819	$125,717,499	$—	$125,926,318

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock New York Municipal Income Trust II (BFY)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$70,240	$—	$—	$70,240

	$70,240	$—	$—	$70,240

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(8,058,575)	$—	$(8,058,575)
VRDP Shares at Liquidation Value	—	(44,400,000)	—	(44,400,000)

	$—	$(52,458,575)	$—	$(52,458,575)

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) February 28, 2019	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 127.3%

Virginia — 118.3%

County/City/Special District/School District — 32.5%
Ballston Quarter Community Development Authority, Tax Allocation Bonds, Series A, 5.38%, 03/01/36	$250	$257,773
Cherry Hill Virginia Community Development Authority, Special Assessment Bonds, Potomac Shores Project, 5.40%, 03/01/45(a)	250	255,250
City of Norfolk Virginia, GO:
Capital Improvement, 5.00%, 08/01/41	500	577,785
Refunding, 5.00%, 08/01/23(b)	465	529,263
Refunding, 5.00%, 08/01/23(b)	35	39,917
City of Portsmouth Virginia, GO, Refunding Series D(b):
5.00%, 07/15/20	500	522,635
City of Suffolk Virginia, GO, Refunding, 5.00%, 06/01/21(b)	1,000	1,074,320
County of Fairfax Virginia EDA, RB:
Metrorail Parking System Projects, 5.00%, 04/01/36	775	892,676
Silverline Phase I Project, 5.00%, 04/01/20(b)	1,000	1,035,750
County of Fairfax Virginia Redevelopment & Housing Authority, Refunding RB, Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,526,355
Dulles Town Center Community Development Authority, Refunding, Special Assessment, Dulles Town Center Project, 4.25%, 03/01/26	500	497,010
Lower Magnolia Green Community Development Authority, Special Assessment Bonds, 5.00%, 03/01/35(a)	245	246,384
Mosaic District Community Development Authority, Special Assessment, Series A, 6.88%, 03/01/36	250	265,450

		7,720,568

Education — 21.6%
County of Montgomery Virginia EDA, Refunding RB, Virginia Tech Foundation, Series A, 5.00%, 06/01/20(b)	355	369,860
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 07/01/45(a)	100	102,720
Virginia College Building Authority, Refunding RB:
Liberty University Projects, 5.00%, 03/01/41	1,000	1,029,610
Marymount University Project, Series A, 5.00%, 07/01/45(a)	400	410,880
Washington & Lee University Project (NPFGC), 5.25%, 01/01/26	500	572,450
Washington & Lee University Project (NPFGC), 5.25%, 01/01/31	1,000	1,213,450
Virginia Small Business Financing Authority, RB:
Covanta Project, AMT, 5.00%, 01/01/48(a)(c)	400	408,072
Roanoke College, 5.75%, 04/01/41	500	517,270
Virginia Small Business Financing Authority, Refunding RB, 4.00%, 10/01/38	500	506,115

		5,130,427

Health — 30.3%
City of Danville Virginia IDA, Refunding RB, Danville Regional Medical Center (AMBAC), 5.25%, 10/01/28(d)	1,000	1,120,120
County of Fairfax Virginia EDA, Refunding RB, Vinson Hall LLC, Series A, 5.00%, 12/01/42	500	521,810
County of Fairfax Virginia IDA, RB, Series A, 5.00%, 05/15/44	450	491,881
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A, 5.00%, 07/01/42	500	510,550
County of Henrico Virginia EDA, Refunding RB, United Methodist Homes, 4.25%, 06/01/26	145	148,477
County of Prince William Virginia IDA, Refunding RB, Novant Health Obligation Group, Series B, 4.00%, 11/01/46	500	504,110
Lexington Industrial Development Authority, RB, Series A, 5.00%, 01/01/42	690	731,662

Security	Par (000)	Value

Health (continued)
Roanoke Virginia EDA, Refunding RB:
Carilion Clinic Obligation Group, 5.00%, 07/01/30	$795	$863,863
Carilion Health System (AGM), 5.00%, 07/01/20(b)	5	5,217
Carilion Health System, Series B (AGM), 5.00%, 07/01/38	495	511,048
Virginia Beach Development Authority, Refunding RB, Westminster-Canterbury on Chesapeake Bay, 4.00%, 09/01/48	250	252,795
Winchester Virginia EDA, Refunding RB, Valley Health System Obligation:
5.00%, 01/01/44	1,000	1,090,150
Series A, 5.00%, 01/01/44	400	429,664

		7,181,347

Housing — 12.9%
Virginia HDA, RB, M/F Housing:
Rental Housing, Series A, 5.25%, 05/01/41	750	781,350
Rental Housing, Series B, 5.63%, 06/01/39	1,000	1,008,830
Rental Housing, Series B, 4.00%, 06/01/53	500	501,645
Rental Housing, Series F, 5.25%, 10/01/38	250	274,598
Series E, 2.50%, 12/01/22	500	502,275

		3,068,698

State — 1.8%
Virginia Public School Authority, RB, School Financing, 1997 Resolution, Series B, 4.00%, 08/01/21(b)	405	427,279

Tobacco — 3.7%
Tobacco Settlement Financing Corp., Refunding RB, Senior:
Convertible, Series B2, 5.20%, 06/01/46	500	494,925
Series B-1, 5.00%, 06/01/47	410	390,558

		885,483

Transportation — 7.8%
Richmond Metropolitan Authority, Refunding RB, (NPFGC), 5.25%, 07/15/22	410	431,377
Virginia Port Authority, RB, 5.00%, 07/01/20(b)	500	522,325
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 01/01/37	820	895,350

		1,849,052

Utilities — 7.7%
County of Fairfax Virginia Water Authority, Refunding RB, 5.00%, 04/01/44	540	619,143
County of Henrico Virginia Water & Sewer Revenue, Refunding RB, 5.00%, 05/01/42	1,065	1,206,059

		1,825,202

Total Municipal Bonds in Virginia		28,088,056

District of Columbia — 7.5%

Transportation — 7.5%
Metropolitan Washington Airports Authority, Refunding RB:
Dulles Toll Road, 1st Senior Lien, Series A, 5.00%, 10/01/39	290	294,527
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	460	467,139
Series B, 5.00%, 10/01/29	1,000	1,018,330

Total Municipal Bonds in District of Columbia		1,779,996

Puerto Rico — 1.5%

State — 0.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	2	1,997
4.75%, 07/01/53	59	54,178
5.00%, 07/01/58	174	164,961

		221,136

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Virginia Municipal Bond Trust (BHV) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	$140	$141,462

Total Municipal Bonds in Puerto Rico		362,598

Total Municipal Bonds — 127.3% (Cost — $28,967,282)		30,230,650

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Virginia — 34.6%

Health — 13.9%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(f)	2,000	2,261,250
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,035,203

		3,296,453

Transportation — 20.7%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.00%, 07/01/48	4,308	4,925,692

Washington — 7.2%

Transportation — 7.2%
Washington Metropolitan Area Transit Authority, RB, Series B, 5.00%, 07/01/42	1,503	1,706,623

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 41.8% (Cost — $9,879,325)		9,928,768

Total Long-Term Investments — 169.1% (Cost — $38,846,607)		40,159,418

Security	Shares	Value

Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.55%(g)(h)	109,973	$109,984

Total Short-Term Securities — 0.5% (Cost — $109,984)		109,984

Total Investments — 169.6% (Cost — $38,956,591)		40,269,402

Other Assets Less Liabilities — 1.8%		431,370

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.8)%		(5,415,532)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.6)%		(11,539,802)

Net Assets Applicable to Common Shares — 100.0%		$23,745,438

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on October 1, 2024, is $1,051,389. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended February 28, 2019, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/18	Net Activity	Shares Held at 02/28/19	Value at 02/28/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	13,073	96,900	109,973	$109,984	$4,284	$134	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	5	06/19/19	$610	$3,150
Long U.S. Treasury Bond	10	06/19/19	1,445	16,459
5-Year U.S. Treasury Note	1	06/28/19	115	342

				$19,951

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) February 28, 2019	BlackRock Virginia Municipal Bond Trust (BHV)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$19,951	$—	$19,951

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended February 28, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(45,375)	$—	$(45,375)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$18,341	$—	$18,341

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$1,869,684

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$40,159,418	$—	$40,159,418
Short-Term Securities	109,984	—	—	109,984

	$109,984	$40,159,418	$—	$40,269,402

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$19,951	$—	$—	$19,951

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(5,396,436)	$—	$(5,396,436)
VRDP Shares at Liquidation Value	—	(11,600,000)	—	(11,600,000)

	$—	$(16,996,436)	$—	$(16,996,436)

During the six months ended February 28, 2019, there were no transfers between levels.

See notes to financial statements.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

February 28, 2019

	BZM	MHE	MHN	BQH

ASSETS
Investments at value — unaffiliated(a)	$48,248,929	$51,773,710	$736,875,484	$71,929,880
Investments at value — affiliated(b)	840,555	—	2,334,849	371,313
Cash	22,391	—	25,111	—
Cash pledged for futures contracts	48,350	46,050	747,850	70,350
Receivables:
Interest — unaffiliated	501,371	614,348	8,512,270	775,496
Variation margin on futures contracts	8,125	7,787	127,653	11,977
Dividends — affiliated	1,352	677	1431	102
Prepaid expenses	20,920	18,387	12,918	41,652

Total assets	49,691,993	52,460,959	748,637,566	73,200,770

ACCRUED LIABILITIES
Bank overdraft	—	317	—	9,249
Payables:
Income dividend distributions — Common Shares	98,648	104,325	1,385,375	128,805
Other accrued expenses	45,288	48,407	165,902	53,451
Investment advisory fees	22,706	19,992	288,029	30,761
Trustees’ and Officer’s fees	12,548	286	261,319	12,300
Interest expense and fees	10,290	13,548	251,582	33,036
Investments purchased	—	—	2,270,000	—

Total accrued liabilities	189,480	186,875	4,622,207	267,602

OTHER LIABILITIES
TOB Trust Certificates	2,999,064	2,465,858	55,694,616	7,857,402
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	15,938,872	18,429,431	243,254,940	22,001,295

Total other liabilities	18,937,936	20,895,289	298,949,556	29,858,697

Total liabilities	19,127,416	21,082,164	303,571,763	30,126,299

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$30,564,577	$31,378,795	$445,065,803	$43,074,471

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$29,490,692	$29,301,354	$433,321,244	$39,693,455
Accumulated earnings	1,073,885	2,077,441	11,744,559	3,381,016

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$30,564,577	$31,378,795	$445,065,803	$43,074,471

Net asset value per Common Share	$14.69	$13.23	$14.30	$15.38

(a) Investments at cost — unaffiliated	$47,202,086	$49,552,861	$706,829,589	$67,672,793
(b) Investments at cost — affiliated	$840,555	$—	$2,334,849	$371,313
(c) Preferred Shares outstanding:
Par value $ 0.001 per share	160	—	—	221
Par value $0.01 per share	—	185	—	—
Par value $0.10 per share	—	—	2,436	—
(d) Preferred Shares authorized	unlimited	unlimited	14,956	unlimited
(e) Par value per Common Shares	$0.001	$0.010	$0.1000	$0.001
(f) Common Shares outstanding	2,081,183	2,371,023	31,132,023	2,800,105
(g) Common Shares authorized	unlimited	unlimited	199,985,044	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities  (unaudited) (continued)

February 28, 2019

	BSE	BFY	BHV

ASSETS
Investments at value — unaffiliated(a)	$154,423,051	$125,717,499	$40,159,418
Investments at value — affiliated(b)	669,182	208,819	109,984
Cash	—	—	15,305
Cash pledged for futures contracts	147,300	115,400	32,950
Receivables:
Interest — unaffiliated	1,818,330	1,407,762	513,383
Variation margin on futures contracts	25,191	19,665	5,586
Dividends — affiliated	386	149	455
Prepaid expenses	43,214	51,759	11,283

Total assets	157,126,654	127,521,053	40,848,364

ACCRUED LIABILITIES
Bank overdraft	13,643	14,360	—
Payables:
Income dividend distributions — Common Shares	264,046	245,241	85,874
Other accrued expenses	69,254	59,218	36,097
Investment advisory fees	66,184	53,582	16,206
Trustees’ and Officer’s fees	11,868	14,454	9,415
Interest expense and fees	95,607	33,011	19,096

Total accrued liabilities	520,602	419,866	166,688

OTHER LIABILITIES
TOB Trust Certificates	22,320,197	8,058,575	5,396,436
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	40,393,238	44,298,879	11,539,802

Total other liabilities	62,713,435	52,357,454	16,936,238

Total liabilities	63,234,037	52,777,320	17,102,926

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$93,892,617	$74,743,733	$23,745,438

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)(g)	$89,254,965	$69,885,673	$22,911,686
Accumulated earnings	4,637,652	4,858,060	833,752

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$93,892,617	$74,743,733	$23,745,438

Net asset value per Common Share	$14.40	$14.93	$14.79

(a) Investments at cost — unaffiliated	$147,666,226	$119,355,747	$38,846,607
(b) Investments at cost — affiliated	$669,182	$208,819	$109,984
(c) Preferred Shares outstanding:
Par value $ 0.001 per share	405	444	116
(d) Preferred Shares authorized	unlimited	unlimited	unlimited
(e) Par value per Common Shares	$0.001	$0.001	$0.001
(f) Common Shares outstanding	6,519,660	5,004,922	1,605,124
(g) Common Shares authorized	unlimited	unlimited	unlimited

See notes to financial statements.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended February 28, 2019

	BZM	MHE	MHN	BQH

INVESTMENT INCOME
Interest — unaffiliated	$954,442	$1,037,938	$14,445,361	$1,432,612
Dividends — affiliated	8,333	5,202	16,255	1,783

Total investment income	962,775	1,043,140	14,461,616	1,434,395

EXPENSES
Investment advisory	159,136	129,173	2,023,178	230,209
Liquidity fees	58,582	—	12,303	—
Professional	22,594	21,015	47,066	23,787
Rating agency	15,507	15,510	21,592	21,463
Accounting services	9,650	9,713	55,362	11,183
Transfer agent	7,712	8,284	15,765	7,892
Remarketing fees on Preferred Shares	5,631	—	12,080	—
Printing	2,708	2,713	5,661	2,924
Trustees and Officer	1,436	943	32,527	1,526
Custodian	944	652	4,822	929
Registration	487	555	5,989	4,692
Miscellaneous	7,839	6,608	14,140	7,596

Total expenses excluding interest expense, fees and amortization of offering costs	292,226	195,166	2,250,485	312,201
Interest expense, fees and amortization of offering costs(a)	176,724	248,671	3,567,944	344,760

Total expenses	468,950	443,837	5,818,429	656,961
Less fees waived and/or reimbursed by the Manager	(12,760)	(347)	(185,663)	(35,467)

Total expenses after fees waived and/or reimbursed	456,190	443,490	5,632,766	621,494

Net investment income	506,585	599,650	8,828,850	812,901

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(113,900)	74,462	(3,241,760)	(118,964)
Investments — affiliated	81	95	49	—
Futures contracts	(45,538)	(46,837)	(951,147)	(86,064)
Capital gain distributions from investment companies — affiliated	57	51	—	—

	(159,300)	27,771	(4,192,858)	(205,028)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(82,902)	(255,895)	4,012,366	122,147
Investments — affiliated	—	—	(49)	—
Futures contracts	24,598	23,838	371,123	38,246

	(58,304)	(232,057)	4,383,440	160,393

Net realized and unrealized gain (loss)	(217,604)	(204,286)	190,582	(44,635)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$288,981	$395,364	$9,019,432	$768,266

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations  (unaudited) (continued)

Six Months Ended February 28, 2019

	BSE	BFY	BHV

INVESTMENT INCOME
Interest — unaffiliated	$2,940,359	$2,599,974	$844,986
Dividends — affiliated	5,672	2,362	4,284

Total investment income	2,946,031	2,602,336	849,270

EXPENSES
Investment advisory	421,818	342,909	130,770
Liquidity fees	—	—	42,472
Professional	27,307	24,398	16,956
Rating agency	21,474	21,476	15,506
Accounting services	18,853	12,712	5,973
Transfer agent	9,093	8,561	7,617
Remarketing fees on Preferred Shares	—	—	4,083
Printing	3,225	3,136	2,677
Trustees and Officer	4,928	4,252	1,245
Custodian	1,427	1,244	667
Registration	4,692	1,172	375
Miscellaneous	8,244	7,610	7,057

Total expenses excluding interest expense, fees and amortization of offering costs	521,061	427,470	235,398
Interest expense, fees and amortization of offering costs(a)	729,224	621,194	156,524

Total expenses	1,250,285	1,048,664	391,922
Less fees waived and/or reimbursed by the Manager	(97)	(69)	(26,430)

Total expenses after fees waived and/or reimbursed	1,250,188	1,048,595	365,492

Net investment income	1,695,843	1,553,741	483,778

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(432,200)	(322,781)	106,311
Investments — affiliated	—	13	113
Futures contracts	(178,708)	(138,706)	(45,375)
Capital gain distributions from investment companies — affiliated	—	—	21

	(610,908)	(461,474)	61,070

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	780,367	134,667	(284,060)
Investments — affiliated	—	(13)	—
Futures contracts	79,654	62,351	18,341

	860,021	197,005	(265,719)

Net realized and unrealized gain (loss)	249,113	(264,469)	(204,649)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$1,944,956	$1,289,272	$279,129

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BZM		MHE
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$506,585	$1,138,627	$599,650	$1,313,939
Net realized gain (loss)	(159,300)	268,008	27,771	112,606
Net change in unrealized appreciation (depreciation)	(58,304)	(1,024,723)	(232,057)	(1,577,609)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	288,981	381,912	395,364	(151,064)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(732,202)	(1,267,374)	(625,962)	(1,379,587)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	24,680

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(443,221)	(885,462)	(230,598)	(1,505,971)
Beginning of period	31,007,798	31,893,260	31,609,393	33,115,364

End of period	$30,564,577	$31,007,798	$31,378,795	$31,609,393

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets  (continued)

	MHN		BQH
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$8,828,850	$18,810,840	$812,901	$1,682,937
Net realized gain (loss)	(4,192,858)	2,573,809	(205,028)	214,610
Net change in unrealized appreciation (depreciation)	4,383,440	(22,601,872)	160,393	(2,161,887)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	9,019,432	(1,217,223)	768,266	(264,340)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(8,322,430)	(19,231,620)	(778,578)	(1,764,066)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	697,002	(20,448,843)	(10,312)	(2,028,406)
Beginning of period	444,368,801	464,817,644	43,084,783	45,113,189

End of period	$445,065,803	$444,368,801	$43,074,471	$43,084,783

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BSE		BFY
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,695,843	$3,598,429	$1,553,741	$3,202,983
Net realized gain (loss)	(610,908)	332,262	(461,474)	410,552
Net change in unrealized appreciation (depreciation)	860,021	(4,807,235)	197,005	(4,024,445)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,944,956	(876,544)	1,289,272	(410,910)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(1,584,277)	(3,667,309)	(1,476,637)	(3,303,232)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	—	4,281

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	360,679	(4,543,853)	(187,365)	(3,709,861)
Beginning of period	93,531,938	98,075,791	74,931,098	78,640,959

End of period	$93,892,617	$93,531,938	$74,743,733	$74,931,098

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets  (continued)

	BHV
	Six Months Ended 02/28/19 (unaudited)	Year Ended 08/31/18

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$483,778	$1,104,663
Net realized gain	61,070	260,327
Net change in unrealized appreciation (depreciation)	(265,719)	(1,376,380)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	279,129	(11,390)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(560,854)	(1,245,984)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	21,271	47,740

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total decrease in net assets applicable to Common Shareholders	(260,454)	(1,209,634)
Beginning of period	24,005,892	25,215,526

End of period	$23,745,438	$24,005,892

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended February 28, 2019

	BZM	MHE	MHN	BQH

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$288,981	$395,364	$9,019,432	$768,266
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	3,827,976	1,816,289	140,403,884	12,040,928
Purchases of long-term investments	(3,454,013)	(1,639,174)	(133,785,423)	(13,392,460)
Net proceeds from sales (purchases) of short-term securities	(566,616)	427,715	348,917	(27,955)
Amortization of premium and accretion of discount on investments and other fees	136,053	158,870	2,321,172	154,364
Net realized gain (loss) on investments	113,819	(74,557)	3,241,711	118,964
Net unrealized (appreciation) depreciation on investments	82,902	255,895	(4,012,317)	(122,147)

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	17,362	4,497	(41,266)	(8,105)
Dividends — affiliated	(973)	100	2,075	348
Variation margin on futures contracts	(8,125)	(7,787)	(127,653)	(11,977)
Prepaid expenses	(8,028)	(7,957)	16,895	2,161

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(2,576)	(2,008)	(31,377)	(2,539)
Interest expense and fees	1,833	3,012	1,300	9,373
Trustees’ and Officer’s fees	311	(196)	4,787	110
Variation margin on futures contracts	(844)	(846)	(10,680)	(929)
Other accrued expenses	(22,670)	(20,238)	(53,857)	(24,076)

Net cash provided by (used for) operating activities	405,392	1,308,979	17,297,600	(495,674)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	361,957	—	6,808,188	1,822,006
Repayments of TOB Trust Certificates	—	(670,000)	(15,375,904)	(524,896)
Cash dividends paid to Common Shareholders	(732,202)	(625,950)	(8,322,430)	(778,578)
Increase in bank overdraft	—	317	—	9,249
Amortization of deferred offering costs	1,506	1,654	7,657	2,893

Net cash provided by (used for) financing activities	(368,739)	(1,293,979)	(16,882,489)	530,674

CASH
Net increase in restricted and unrestricted cash and foreign currency	$36,653	$15,000	$415,111	$35,000
Restricted and unrestricted cash and foreign currency at beginning of period	34,088	31,050	357,850	35,350

Restricted and unrestricted cash and foreign currency at end of period	$70,741	$46,050	$772,961	$70,350

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$173,385	$244,005	$3,558,987	$332,494

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$22,391	$—	$25,111	$—
Cash pledged:
Futures contracts	48,350	46,050	747,850	70,350

	$70,741	$46,050	$772,961	$70,350

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$738	$—	$—	$—
Cash pledged:
Futures contracts	33,350	31,050	357,850	35,350

	$34,088	$31,050	$357,850	$35,350

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended February 28, 2019

	BSE	BFY	BHV

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,944,956	$1,289,272	$279,129
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	21,865,310	23,435,196	5,603,465
Purchases of long-term investments	(22,911,173)	(24,072,777)	(5,478,604)
Net proceeds from sales (purchases) of short-term securities	3,983	(79,569)	(96,797)
Amortization of premium and accretion of discount on investments and other fees	527,675	235,964	84,583
Net realized gain (loss) on investments	432,200	322,768	(106,424)
Net unrealized (appreciation) depreciation on investments	(780,367)	(134,654)	284,060

(Increase) Decrease in Assets:
Receivables:
Interest — unaffiliated	(38,164)	(33,058)	26,226
Dividends — affiliated	312	795	(381)
Variation margin on futures contracts	(25,191)	(19,665)	(5,586)
Prepaid expenses	17,293	13,711	(8,179)

Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	(6,168)	(5,420)	(1,899)
Interest expense and fees	22,533	7,707	4,113
Trustees’ and Officer’s fees	615	729	289
Variation margin on futures contracts	(2,820)	(1,992)	(321)
Other accrued expenses	(28,344)	(26,133)	(16,734)

Net cash provided by operating activities	1,022,650	932,874	566,940

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	1,367,994	1,807,994	867,746
Repayments of TOB Trust Certificates	(750,000)	(1,224,730)	(845,917)
Cash dividends paid to Common Shareholders	(1,584,277)	(1,476,637)	(554,745)
Increase in bank overdraft	13,534	14,360	–—
Amortization of deferred offering costs	3,099	3,139	1,281

Net cash used for financing activities	(949,650)	(875,874)	(531,635)

CASH
Net increase in restricted and unrestricted cash and foreign currency	$73,000	$57,000	$35,305
Restricted and unrestricted cash and foreign currency at beginning of period	74,300	58,400	12,950

Restricted and unrestricted cash and foreign currency at end of period	$147,300	$115,400	$48,255

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$703,592	$610,348	$151,130

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$—	$21,271

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$15,305
Cash pledged:
Futures contracts	147,300	115,400	32,950

	$147,300	$115,400	$48,255

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—
Cash pledged:
Futures contracts	74,300	58,400	12,950

	$74,300	$58,400	$12,950

See notes to financial statements.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BZM
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.90		$15.32	$15.97	$14.96	$15.20	$13.33

Net investment income(a)	0.24		0.55	0.59	0.61	0.63	0.70
Net realized and unrealized gain (loss)	(0.10)		(0.36)	(0.67)	1.02	(0.19)	1.90

Net increase (decrease) from investment operations	0.14		0.19	(0.08)	1.63	0.44	2.60

Distributions to Common Shareholders(b)
From net investment income	(0.28)		(0.57)	(0.57)	(0.62)	(0.68)	(0.73)
From net realized gain	(0.07)		(0.04)	—	—	—	—

Total distributions to Common Shareholders	(0.35)		(0.61)	(0.57)	(0.62)	(0.68)	(0.73)

Net asset value, end of period	$14.69		$14.90	$15.32	$15.97	$14.96	$15.20

Market price, end of period	$13.92		$14.04	$14.29	$16.06	$14.44	$14.59

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.13	%(d)	1.67%	(0.31)%	11.15%	3.07%	20.39%

Based on market price	1.70	%(d)	2.71%	(7.53)%	15.80%	3.64%	21.68%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.11	%(e)(f)	2.75%	2.35%	2.10%	1.96%	2.00%

Total expenses after fees waived and paid indirectly	3.03	%(e)(f)	2.67%	2.27%	2.02%	1.88%	1.92%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(g)(h)	1.85	%(e)(f)	1.78%	1.75%	1.83%	1.41%	1.34%

Net investment income to Common Shareholders	3.36	%(e)(f)	3.63%	3.87%	3.98%	4.19%	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$30,565		$31,008	$31,893	$33,202	$31,073	$31,535

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$16,000		$16,000	$16,000	$16,000	$16,000	$16,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$291,029		$293,799	$299,333	$307,510	$294,207	$297,091

Borrowings outstanding, end of period (000)	$2,999		$2,637	$2,134	$1,500	$1,500	$1,500

Portfolio turnover rate	7%		16%	12%	11%	18%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	1.43%	1.38%	1.31%	1.39%	1.33%	1.34%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHE
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$13.33		$13.98	$14.69	$13.89	$14.02	$12.34

Net investment income(a)	0.25		0.55	0.62	0.65	0.68	0.69
Net realized and unrealized gain (loss)	(0.09)		(0.62)	(0.69)	0.83	(0.10)	1.74

Net increase (decrease) from investment operations	0.16		(0.07)	(0.07)	1.48	0.58	2.43

Distributions to Common Shareholders from net investment income(b)	(0.26)		(0.58)	(0.64)	(0.68)	(0.71)	(0.75)

Net asset value, end of period	$13.23		$13.33	$13.98	$14.69	$13.89	$14.02

Market price, end of period	$12.28		$12.38	$14.00	$15.32	$13.26	$13.75

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.46	%(d)	(0.41)%	(0.34)%	11.01%	4.25%	20.47%

Based on market price	1.40	%(d)	(7.64)%	(4.30)%	21.27%	1.47%	22.42%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.89	%(e)	2.50%	2.17%	1.77%	1.71%	1.78%

Total expenses after fees waived and paid indirectly	2.88	%(e)	2.50%	2.17%	1.77%	1.71%	1.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(f)(g)	1.27	%(e)	1.20%	1.18%	1.15%	1.15%	1.16%

Net investment income to Common Shareholders	3.90	%(e)	4.08%	4.44%	4.53%	4.82%	5.22%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$31,379		$31,609	$33,115	$34,772	$32,864	$33,139

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$18,500		$18,500	$18,500	$18,500	$18,500	$18,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$269,615		$270,862	$279,002	$287,959	$277,646	$279,130

Borrowings outstanding, end of period (000)	$2,466		$3,136	$1,421	$751	$—	$—

Portfolio turnover rate	3%		17%	18%	30%	8%	14%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	1.27%	1.20%	1.18%	1.15%	1.15%	1.16%

See notes to financial statements.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MHN
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.27		$14.93	$15.69	$14.81	$14.98	$13.14

Net investment income(a)	0.28		0.60	0.69	0.75	0.80	0.83
Net realized and unrealized gain (loss)	0.02		(0.64)	(0.75)	0.91	(0.15)	1.88

Net increase (decrease) from investment operations	0.30		(0.04)	(0.06)	1.66	0.65	2.71

Distributions to Common Shareholders from net investment income(b)	(0.27)		(0.62)	(0.70)	(0.78)	(0.82)	(0.87)

Net asset value, end of period	$14.30		$14.27	$14.93	$15.69	$14.81	$14.98

Market price, end of period	$12.51		$12.35	$14.36	$15.04	$13.65	$13.64

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.43	%(d)	0.22%	0.04%	11.63%	4.88%	21.74%

Based on market price	3.54	%(d)	(9.82)%	0.37%	16.10%	6.16%	15.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.68	%(e)	2.45%	2.13%	1.68%	1.58%	1.66%

Total expenses after fees waived and paid indirectly	2.59	%(e)	2.36%	2.05%	1.62%	1.52%	1.59%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(f)(g)	0.95	%(e)	0.94%	0.96%	0.95%	0.95%	1.22%

Net investment income to Common Shareholders	4.06	%(e)	4.15%	4.65%	4.91%	5.35%	5.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$445,066		$444,369	$464,818	$488,318	$461,159	$466,412

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$243,600		$243,600	$243,600	$243,600	$243,600	$243,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$282,704		$282,417	$290,812	$300,459	$289,310	$291,466

Borrowings outstanding, end of period (000)	$55,695		$64,262	$70,007	$76,443	$53,308	$51,890

Portfolio turnover rate	18%		15%	17%	13%	19%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	0.94%	0.94%	0.95%	0.94%	0.94%	0.95%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BQH
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$15.39		$16.11	$16.99	$15.75	$15.77	$13.32

Net investment income(a)	0.29		0.60	0.67	0.71	0.74	0.79
Net realized and unrealized gain (loss)	(0.02)		(0.69)	(0.84)	1.27	0.03	2.46

Net increase (decrease) from investment operations	0.27		(0.09)	(0.17)	1.98	0.77	3.25

Distributions to Common Shareholders from net investment income(b)	(0.28)		(0.63)	(0.71)	(0.74)	(0.79)	(0.80)

Net asset value, end of period	$15.38		$15.39	$16.11	$16.99	$15.75	$15.77

Market price, end of period	$13.60		$13.01	$14.55	$15.70	$13.66	$13.86

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.07	%(d)	(0.03)%	(0.47)%	13.22%	5.57%	25.66%

Based on market price	6.77	%(d)	(6.44)%	(2.73)%	20.63%	4.18%	18.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.12	%(e)	2.78%	2.44%	2.10%	2.08%	2.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.95	%(e)	2.61%	2.28%	2.07%	2.07%	2.23%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(f)(g)	1.32	%(e)	1.26%	1.24%	1.48%	1.91%	2.02%

Net investment income to Common Shareholders	3.87	%(e)	3.84%	4.21%	4.31%	4.68%	5.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$43,074		$43,085	$45,113	$47,581	$44,111	$44,158

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$22,100		$22,100	$22,100	$22,100	$22,100	$22,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$294,907		$294,954	$304,132	$315,300	$299,597	$299,812

Borrowings outstanding, end of period (000)	$7,857		$6,560	$6,521	$6,381	$5,070	$4,900

Portfolio turnover rate	16%		11%	17%	13%	22%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	1.32%	1.26%	1.24%	1.41%	1.41%	1.46%

See notes to financial statements.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BSE
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.35		$15.04	$15.84	$14.81	$14.92	$12.92

Net investment income(a)	0.26		0.55	0.63	0.68	0.70	0.72
Net realized and unrealized gain (loss)	0.03		(0.68)	(0.80)	1.03	(0.08)	2.05

Net increase (decrease) from investment operations	0.29		(0.13)	(0.17)	1.71	0.62	2.77

Distributions to Common Shareholders from net investment income(b)	(0.24)		(0.56)	(0.63)	(0.68)	(0.73)	(0.77)

Net asset value, end of period	$14.40		$14.35	$15.04	$15.84	$14.81	$14.92

Market price, end of period	$12.59		$12.65	$13.55	$14.84	$12.99	$13.16

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.34	%(d)	(0.33)%	(0.55)%	12.22%	4.88%	22.65%

Based on market price	1.50	%(d)	(2.47)%	(4.36)%	19.87%	4.29%	15.99%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.73	%(e)	2.41%	2.10%	1.76%	1.70%	1.75%

Total expenses after fees waived and paid indirectly	2.73	%(e)	2.41%	2.09%	1.75%	1.70%	1.75%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(f)(g)	1.14	%(e)	1.10%	1.10%	1.17%	1.51%	1.55%

Net investment income to Common Shareholders	3.70	%(e)	3.77%	4.23%	4.40%	4.72%	5.18%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$93,893		$93,532	$98,076	$103,296	$96,587	$97,276

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$40,500		$40,500	$40,500	$40,500	$40,500	$40,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$331,834		$330,943	$342,162	$355,052	$338,486	$340,188

Borrowings outstanding, end of period (000)	$22,320		$21,702	$20,604	$21,873	$18,091	$17,431

Portfolio turnover rate	14%		16%	13%	8%	20%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	1.14%	1.10%	1.10%	1.12%	1.09%	1.09%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFY
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.97		$15.71	$16.58	$15.57	$15.66	$13.36

Net investment income(a)	0.31		0.64	0.71	0.78	0.82	0.84
Net realized and unrealized gain (loss)	(0.05)		(0.72)	(0.82)	1.06	(0.07)	2.30

Net increase (decrease) from investment operations	0.26		(0.08)	(0.11)	1.84	0.75	3.14

Distributions to Common Shareholders from net investment income(b)	(0.30)		(0.66)	(0.76)	(0.83)	(0.84)	(0.84)

Net asset value, end of period	$14.93		$14.97	$15.71	$16.58	$15.57	$15.66

Market price, end of period	$13.10		$12.77	$15.51	$17.01	$14.16	$14.02

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.06	%(d)	(0.08)%	(0.37)%	12.24%	5.33%	24.75%

Based on market price	4.98	%(d)	(13.66)%	(4.13)%	26.61%	7.00%	18.80%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.87	%(e)	2.57%	2.21%	1.86%	1.83%	1.96%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.87	%(e)	2.56%	2.21%	1.85%	1.83%	1.95%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(f)(g)	1.17	%(e)	1.13%	1.12%	1.23%	1.69%	1.78%

Net investment income to Common Shareholders	4.25	%(e)	4.20%	4.60%	4.83%	5.25%	5.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$74,744		$74,931	$78,641	$82,927	$77,854	$78,304

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$44,400		$44,400	$44,400	$44,400	$44,400	$44,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$268,342		$268,764	$277,119	$286,771	$275,347	$276,360

Borrowings outstanding, end period (000)	$8,059		$7,475	$7,817	$8,061	$5,895	$5,725

Portfolio turnover rate	18%		12%	14%	17%	20%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	1.17%	1.13%	1.12%	1.16%	1.13%	1.15%

See notes to financial statements.

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BHV
	Six Months Ended 02/28/19 (unaudited)		Year Ended August 31,
			2018	2017	2016	2015	2014

Net asset value, beginning of period	$14.97		$15.75	$16.56	$15.90	$15.95	$14.03

Net investment income(a)	0.30		0.69	0.78	0.81	0.81	0.83
Net realized and unrealized gain (loss)	(0.13)		(0.69)	(0.83)	0.66	(0.01)	1.95

Net increase (decrease) from investment operations	0.17		—	(0.05)	1.47	0.80	2.78

Distributions to Common Shareholders from net investment income(b)	(0.35)		(0.78)	(0.76)	(0.81)	(0.85)	(0.86)

Net asset value, end of period	$14.79		$14.97	$15.75	$16.56	$15.90	$15.95

Market price, end of period	$16.20		$16.56	$18.68	$19.14	$16.70	$16.35

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.04	%(d)	(0.20)%	(0.44)%	9.05%	5.02%	20.31%

Based on market price	0.05	%(d)	(6.91)%	2.17%	20.00%	7.61%	16.06%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.35	%(e)(f)	2.94%	2.46%	2.16%	1.98%	2.01%

Total expenses after fees waived and paid indirectly	3.13	%(e)(f)	2.72%	2.25%	1.95%	1.77%	1.96%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(g)(h)	1.79	%(e)(f)	1.70%	1.61%	1.70%	1.30%	1.38%

Net investment income to Common Shareholders	4.14	%(e)(f)	4.51%	4.95%	5.00%	5.08%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$23,745		$24,006	$25,216	$26,462	$25,336	$25,373

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,702		$306,947	$317,375	$328,121	$318,414	$318,733

Borrowings outstanding, end of period (000)	$5,396		$5,396	$4,360	$3,860	$3,019	$3,019

Portfolio turnover rate	10%		26%	10%	6%	9%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Six Months Ended 02/28/19 (unaudited)	Year Ended August 31,
		2018	2017	2016	2015	2014
Expense ratios	1.39%	1.32%	1.22%	1.30%	1.23%	1.38%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Maryland Municipal Bond Trust	BZM	Delaware	Non-diversified
BlackRock Massachusetts Tax-Exempt Trust	MHE	Massachusetts	Non-diversified
BlackRock MuniHoldings New York Quality Fund, Inc.	MHN	Maryland	Non-diversified
BlackRock New York Municipal Bond Trust	BQH	Delaware	Diversified
BlackRock New York Municipal Income Quality Trust	BSE	Delaware	Non-diversified
BlackRock New York Municipal Income Trust II	BFY	Delaware	Non-diversified
BlackRock Virginia Municipal Bond Trust	BHV	Delaware	Non-diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance to the Trusts.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management continues to evaluate the impact of this guidance to the Trusts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event, as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MHE’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust’s Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
BZM	$23,569	$6,772	$1,839	$32,180
MHE	20,351	4,862	1,623	26,836
MHN	474,981	131,128	43,471	649,580
BQH	54,905	15,061	4,957	74,923
BSE	173,634	50,927	13,944	238,505
BFY	60,357	17,720	4,570	82,647
BHV	42,760	11,567	3,679	58,006

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended February 28, 2019, the following table is a summary of each Trust’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BZM	$5,444,725	$2,999,064	1.78% - 1.78%	$2,975,133	2.18%
MHE	3,810,204	2,465,858	1.78 - 1.79	2,565,802	2.11
MHN	105,578,185	55,694,616	1.77 - 1.90	59,894,998	2.19
BQH	14,234,428	7,857,402	1.76 - 1.79	6,926,077	2.18
BSE	40,753,419	22,320,197	1.76 - 1.90	21,839,926	2.20
BFY	14,993,819	8,058,575	1.76 - 1.83	7,634,454	2.18
BHV	9,928,768	5,396,436	1.77 - 1.78	5,396,389	2.17

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, the Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Trusts participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at February 28, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by a fund at February 28, 2019.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MHE and MHN, pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average weekly managed assets. For such services, MHE and MHN each pays the Manager a monthly fee at an annual rate equal to a percentage of each Trust’s average daily net assets. The Trusts pay their respective fees based on the following annual rates:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Investment advisory fee	0.65%	0.50%	0.55%	0.65%	0.55%	0.55%	0.65%

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

For purposes of calculating these fees, “net assets” mean the total assets of each Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV. For purposes of calculating these fees, “managed assets” mean the total assets of each Trust minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to BZM, BQH and BHV, the Manager voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Trust’s business (“expense limitation”). The expense limitations as a percentage of average weekly managed assets are as follows:

	BZM	BQH	BHV
Fee waived	0.05%	0.10%	0.13%

This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2019 the waivers were as follows:

	BZM	BQH	BHV
Amounts waived	$12,241	$35,417	$26,154

The Manager, for MHN, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2019 the waiver was $185,327.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended February 28, 2019, the waivers were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Amounts waived	$519	$347	$336	$50	$97	$69	$276

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended February 28, 2019, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended February 28, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Purchases	$3,454,013	$1,639,174	$136,055,423	$12,752,460	$22,911,173	$22,942,777	$3,969,337
Sales	3,827,976	1,628,411	140,063,884	11,538,553	21,865,310	22,932,821	5,603,465

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2018. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of February 28, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of August 31, 2018, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	MHE	MHN	BQH	BSE	BFY	BHV
No expiration date(a)	$292,185	$14,172,767	$945,719	$1,469,732	$1,278,852	$520,919
2019	74	673,531	—	—	255,001	51,866

	$292,259	$14,846,298	$945,719	$1,469,732	$1,533,853	$572,785

(a)	Must be utilized prior to losses subject to expiration.

As of February 28, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Tax cost	$45,041,031	$47,078,097	$653,508,311	$60,223,880	$126,145,781	$111,490,161	$33,602,346
Gross unrealized appreciation	$1,139,078	$2,370,830	$31,417,102	$4,447,984	$6,984,621	$6,679,239	$1,370,283
Gross unrealized depreciation	(60,482)	(113,205)	(988,422)	(184,673)	(269,450)	(231,417)	(79,712)

Net unrealized appreciation	$1,078,596	$2,257,625	$30,428,680	$4,263,311	$6,715,171	$6,447,822	$1,290,571

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Security and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject each Trust to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Trusts’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, BZM and BHV invested a significant portion of their assets in the health sector, MHE and BSE invested a significant portion of its assets in the education sector, MHN invested a significant portion of its assets in the transportation sector, and BQH and BFY invested a significant portion of their assets in the county, city, special district, school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates. The Federal Reserve has begun to raise the Federal Funds rate, and each increase results in more pronounced interest rate risk in the current market environment.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust, except for MHN, is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MHN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for MHE and MHN, which is $0.01 and $0.10, respectively. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for MHE and MHN, which is $0.01 and $0.10 respectively. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MHE	BFY	BHV
Six months ended February 28, 2019	—	—	1,360
Year ended August 31, 2018	1,800	273	2,965

For the six months ended February 28, 2019 and for the year ended August 31, 2018, shares issued and outstanding remained constant for BZM, MHN, BQH and BSE.

On November 15, 2018, the Board of Trustees authorized each Trust to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program each Trust may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended February 28, 2019, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

VRDP Shares

BZM, MHE, MHN, BQH, BSE, BFY and BHV (for purposes of this section, a “VRDP Trust”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BZM	06/14/12	160	$16,000,000	07/01/42
MHE	06/14/12	185	18,500,000	07/01/42
MHN	06/30/11	2,436	243,600,000	07/01/41
BQH	09/15/11	221	22,100,000	10/01/41
BSE	09/15/11	405	40,500,000	10/01/41
BFY	09/15/11	444	44,400,000	10/01/41
BHV	06/14/12	116	11,600,000	07/01/42

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Expiration Date	07/04/19	07/04/19	04/15/20	10/21/19	10/21/19	10/21/19	07/04/19

In the event a fee agreement is not renewed or is terminated in advance, and the VRDP Trust does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Moody’s	Fitch
BZM	Aa2	AAA
BHV	Aa2	AAA
BQH	Aa2	AAA
BSE	Aa2	AAA
MHE	Aa3	AAA
MHN	Aa2	AAA
BFY	Aa2	AAA

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. As of period end, the short-term ratings of the liquidity provider and the VRDP Shares were within the two highest rating categories as follows:

	Moody’s	Fitch
BZM	P1	F1
BHV	P1	F1

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

Special Rate Period: A VRDP Trust may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. The following VRDP Trusts have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of period ended 02/28/19
MHE	06/14/12	06/19/19
MHN	04/17/14	04/15/20
BQH	10/22/15	04/17/19
BSE	10/22/15	04/17/19
BFY	10/22/15	04/17/19

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Trust redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended February 28, 2019, the annualized dividend rate for the VRDP Shares were as follows:

	BZM	MHE	MHN	BQH	BSE	BFY	BHV
Rate	0.78%	1.55%	1.53%	1.55%	1.55%	1.55%	0.78%

For the six months ended February 28, 2019, VRDP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares, with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
BZM	$143,038	$1,506
MHE	220,181	1,654
MHN	2,910,707	7,657
BQH	266,944	2,893
BSE	487,620	3,099
BFY	535,408	3,139
BHV	97,237	1,281

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Trusts have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended August 31, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
BZM	$1,184,330	$83,044
MHE	1,379,587	—
MHN	19,231,620	—
BQH	1,764,066	—
BSE	3,667,309	—
BFY	3,303,232	—
BHV	1,245,984	—

Undistributed net investment income as of August 31, 2018 is as follows:

Undistributed Net Investment Income
BZM	$221,233
MHE	130,411
MHN	1,076,098
BQH	335,187
BSE	141,169
BFY	614,961
BHV	157,423

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
BZM	$0.0474	$0.0474	VRDP	W-7	$24,004
MHE	0.0440	0.0440	VRDP	W-7	39,068
MHN	0.0445	0.0445	VRDP	W-7	516,499
BQH	0.0480	0.0480	VRDP	W-7	48,072
BSE	0.0405	0.0405	VRDP	W-7	88,096
BFY	0.0490	0.0490	VRDP	W-7	96,579
BHV	0.0535	0.0535	VRDP	W-7	17,403

(a)	Net investment income paid on April 1, 2019 to Common Shareholders of record on March 15, 2019.
(b)	Net investment income dividend declared on April 1, 2019, payable to Common Shareholders of record on April 15, 2019.
(c)	Dividends declared for period March 1, 2019 to March 31, 2019.

NOTES TO FINANCIAL STATEMENTS	79

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective January 1, 2019, Richard E. Cavanagh and Karen P. Robards were appointed as a Co-Chair of the Board. Prior to January 1, 2019, Mr. Cavanagh served as Chair of the Board and Ms. Robards served as Vice Chair of the Board. In addition, effective January 1, 2019, Henry Gabbay was appointed as a Trustee of each Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agent

Merrill Lynch, Pierce, Fenner & Smith Incorporated(a)

New York, NY 10036

Citigroup Global Markets, Inc.(b)

New York, NY 10179

Barclays Capital, Inc.(c)

New York, NY 10019

VRDP Liquidity Providers

Bank of America, N.A.(a)

New York, NY 10036

Citibank, N.A.(b)

New York, NY 10179

Barclays Bank PLC.(c)

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MHN.
(b)	For BZM, MHE and BHV.
(c)	For BQH, BSE and BFY.

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

ADDITIONAL INFORMATION	81

Additional Information  (continued)

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

BOCES	Board of Cooperative Educational Services

CAB	Capital Appreciation Bonds

CIFG	CIFG Assurance North America, Inc.

EDA	Economic Development Authority

EDC	Economic Development Corp.

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GO	General Obligation Bonds

HDA	Housing Development Authority

HFA	Housing Finance Agency

HRB	Housing Revenue Bonds

IDA	Industrial Development Authority

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

Syncora	Syncora Guarantee

GLOSSARY OF TERMS USED IN THIS REPORT	83

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-STMUNI-8-2/19-SAR

Item 2  –  Code of Ethics – Not Applicable to this semi-annual report

Item 3  –  Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4  –  Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5  –  Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6  –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8  –  Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report.

(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
September 1 – 30, 2018	N/A	N/A	N/A	N/A
October 1 – 31, 2018	N/A	N/A	N/A	N/A
November 1- 30, 2018	N/A	N/A	N/A	N/A
December 1 – 31, 2018	0	$0	0	140,005
January 1 – 31, 2019	0	$0	0	140,005
February 1 – 28, 2019	0	$0	0	140,005
Total:	0	$0	0	140,005

1The Fund announced an open market share repurchase program on November 15, 2018 pursuant to which the Fund was authorized to repurchase, through November 30, 2019, up to 5% of its common shares based on common shares outstanding on November 30, 2018, in open market transactions, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

2

under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Trust

Date: May 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Trust

Date: May 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Bond Trust

Date: May 3, 2019

4